                                                                   EXHIBIT 10.31

                                  OFFICE LEASE
                                  ------------



                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------











                    MAGELLAN IRVINE OAKS LIMITED PARTNERSHIP,

                         an Arizona limited partnership,

                                  as Landlord,

                                       and

                           KOFAX IMAGE PRODUCTS, INC.,

                             a Delaware corporation,

                                   as Tenant.



                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                                      INDEX
                                      -----

ARTICLE            SUBJECT MATTER                                                          PAGE
-------            --------------                                                          ----
ARTICLE 1       PREMISES, BUILDING, PROJECT, AND COMMON AREAS................................5

ARTICLE 2       LEASE TERM; OPTION TERMS.....................................................8

ARTICLE 3       BASE RENT...................................................................11

ARTICLE 4       ADDITIONAL RENT.............................................................12

ARTICLE 5       USE OF PREMISES.............................................................21

ARTICLE 6       SERVICES AND UTILITIES......................................................22

ARTICLE 7       REPAIRS.....................................................................23

ARTICLE 8       ADDITIONS AND ALTERATIONS...................................................25

ARTICLE 9       COVENANT AGAINST LIENS......................................................27

ARTICLE 10      INSURANCE...................................................................27

ARTICLE 11      DAMAGE AND DESTRUCTION......................................................31

ARTICLE 12      NONWAIVER...................................................................32

ARTICLE 13      CONDEMNATION................................................................33

ARTICLE 14      ASSIGNMENT AND SUBLETTING...................................................34

ARTICLE 15      SURRENDER OF PREMISES; OWNERSHIP AND REMOVAL OF TRADE FIXTURES..............38

ARTICLE 16      HOLDING OVER................................................................39

ARTICLE 17      ESTOPPEL CERTIFICATES.......................................................39

ARTICLE 18      SUBORDINATION...............................................................40

ARTICLE 19      DEFAULTS; REMEDIES..........................................................41

ARTICLE 20      COVENANT OF QUIET ENJOYMENT.................................................44

ARTICLE 21      INTENTIONALLY DELETED.......................................................44

ARTICLE 22      INTENTIONALLY DELETED.......................................................44

ARTICLE 23      SIGNS.......................................................................44

ARTICLE 24      COMPLIANCE WITH LAW.........................................................45

ARTICLE 25      LATE CHARGES................................................................45

ARTICLE 26      LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT........................46

ARTICLE 27      ENTRY BY LANDLORD...........................................................46

ARTICLE 28      TENANT PARKING..............................................................47

ARTICLE 29      MISCELLANEOUS PROVISIONS....................................................47


EXHIBITS

A       OUTLINE OF PREMISES

B       TENANT WORK LETTER

C       FORM OF NOTICE OF LEASE TERM DATES

D       RULES AND REGULATIONS

E       FORM OF TENANT'S ESTOPPEL CERTIFICATE

F       RESERVED AND VISITOR PARKING SPACES

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                          INDEX OF MAJOR DEFINED TERMS
                          ----------------------------

                                                                                  LOCATION OF
                                                                                  DEFINITION IN
DEFINED TERMS                                                                     OFFICE LEASE
-------------                                                                     ------------
Abatement Event.............................................................................43
Abatement Notice............................................................................43
ADA.........................................................................................53
Additional Rent.............................................................................11
Alterations.................................................................................25
Applicable Laws.............................................................................53
Approved Working Drawings....................................................................3
Architect....................................................................................2
Base Building...........................................................................23, 25
Base Rent...................................................................................11
Base, Shell, and Core........................................................................1
Brokers.....................................................................................51
Building.....................................................................................5
Building Direct Expenses....................................................................12
Building Operating Expenses.................................................................12
Building Tax Expenses.......................................................................12
Code.........................................................................................1
Common Areas.................................................................................6
Comparable Buildings.........................................................................7
Construction Drawings........................................................................2
Contractor...................................................................................3
Cosmetic Alterations........................................................................24
Cost Pools..................................................................................18
Cost Proposal.............................................................................3, 4
Design Plans.................................................................................1
Direct Expenses.............................................................................12
Engineers....................................................................................2
Estimate....................................................................................19
Estimate Statement..........................................................................19
Estimated Payment...........................................................................19
Existing Leases..............................................................................7
Expense Payment.............................................................................18
Expense Year................................................................................12
Final Space Plan.............................................................................2
Final Working Drawings.......................................................................3
First Offer Commencement Date................................................................8

First Offer Notice...........................................................................7
First Offer Rent.............................................................................7
First Offer Space............................................................................6
Force Majeure...............................................................................49
Hazardous Material..........................................................................15
Hazardous Materials.........................................................................53
Holdover Rent................................................................................9
Irvine Oaks Executive Park...................................................................5
Landlord.....................................................................................1
Landlord Parties............................................................................27
Landlord Supervision Fee..................................................................2, 4
Lease........................................................................................1
Lease Commencement Date......................................................................8
Lease Expiration Date........................................................................8
Lease Term................................................................................6, 8
Lease Year...................................................................................8
Mail........................................................................................50
Management Fee Cap..........................................................................15
Mortgagees..................................................................................39
Notices.....................................................................................50
Operating Expenses..........................................................................12
Option Rent.................................................................................10
Option Rent Notice..........................................................................11
Option Term.................................................................................10
Original Improvements.......................................................................29
Original Tenant..............................................................................6
Other Improvements..........................................................................52
Over Allowance Amount........................................................................4
Permits......................................................................................3
Premises.....................................................................................5
Premises Delivery............................................................................9
Project......................................................................................5
Project Direct Expenses.....................................................................12
Proposition 13..............................................................................17
Ready for Occupancy..........................................................................9
Reimbursement Holdover Time Period...........................................................9
Renovations.................................................................................53
Rent........................................................................................11
rentable square feet.........................................................................6
Specifications...............................................................................2
Standard Improvement Package.................................................................2
Statement...................................................................................18
Subject Space...............................................................................33
Summary......................................................................................1
Superior Rights..............................................................................7

Tax Expenses................................................................................16
Tenant.......................................................................................1
Tenant Improvement Allowance.................................................................1
Tenant Improvement Allowance Items...........................................................2
Tenant Improvements..........................................................................1
Tenant Parties..............................................................................27
Tenant Work Letter...........................................................................5
Tenant's Architect...........................................................................2
Tenant's Building Share.....................................................................18
Tenant's Project Share......................................................................18
Tenant's Subleasing Costs...................................................................35
Time Deadlines...............................................................................3
Transfer....................................................................................36
Transfer Notice.............................................................................33
Transfer Premium............................................................................35
Transfer Response Notice....................................................................36
Transferee..................................................................................33
Transfers...................................................................................33

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                                  OFFICE LEASE
                                  ------------

        This Office Lease (the "LEASE"), dated as of the date set forth in
Section 1 of the Summary of Basic Lease Information (the "SUMMARY"), below, is made by and between MAGELLAN IRVINE OAKS LIMITED PARTNERSHIP, an Arizona limited partnership ("LANDLORD"), and KOFAX IMAGE PRODUCTS, INC., a Delaware corporation ("TENANT").

                       SUMMARY OF BASIC LEASE INFORMATION
                       ----------------------------------

TERMS OF LEASE                                  DESCRIPTION
--------------                                  -----------
1.      Date:                                   June __, 1998

2.      Premises (Article 1).

        2.1    Building:                        That certain building to be constructed by
                                                Landlord in accordance with the terms of the
                                                Tenant Work Letter, which is to be located
                                                at 16245 Laguna Canyon Road, Irvine,
                                                California

        2.2    Premises:                        Approximately  58,814  rentable  square  feet
                                                of space  (subject to adjustment as set forth
                                                in Section 1.2 of this Lease)  comprising the
                                                entire  Building,  as  further  set  forth in
                                                EXHIBIT A to the Office Lease.

        2.3    Project:                         Irvine Oaks Executive Park
                                                16245 - 16277 Laguna Canyon Road
                                                Irvine, California 92718

3.      Lease Term (Article 2).

        3.1    Length of Term:                  Five (5) years.

        3.2    Lease Commencement
               Date:                            The  earlier  to occur  of (i) the date  upon
                                                which  Tenant  first   commences  to  conduct
                                                business in the  Premises and (ii) the Monday
                                                following  the date upon  which the  Premises
                                                are  "Ready for  Occupancy,"  as that term is
                                                defined  in the  Tenant  Work  Letter,  which
                                                date is anticipated to be February 1, 1999.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

TERMS OF LEASE                                  DESCRIPTION
--------------                                  -----------
        3.3    Lease Expiration Date:           The last day of the month in which the 5th
                                                anniversary of the Lease Commencement Date
                                                occurs.

4.      Base Rent (Article 3):                  (Subject to adjustment as set forth in
                                                Section 1.2 of the Lease).

                                                                               Monthly
                                                       Monthly               Rental Rate
                                Annual               Installment            per Rentable
        Lease Year             Base Rent             of Base Rent            Square Foot
        ----------             ---------             ------------            -----------
           1                  $811,633.20             $67,636.10                  $1.15

           2                  $846,921.60             $70,576.80                  $1.20

           3                  $882,210.00             $73,517.50                  $1.25

           4                  $917,498.40             $76,458.20                  $1.30

           5                  $952,786.80             $79,398.90                  $1.35


5.      Tenant's Share
        (Article 4):

        5.1    Tenant's Building Share:         100%.

        5.2    Tenant's Project Share:          Approximately 18.6%.  (Subject to adjustment
                                                as set forth in Section 1.2 of the Lease).

6.      Permitted Use
        (Article 5):                            General office use and/or engineering, testing,
                                                light manufacturing and storage of small
                                                electronic components consistent with a first-
                                                class office park

7.      Security Deposit
        (Article 21):                           None.

8.      Parking Ratio
        (Article 28):                           Up to four (4) parking spaces for every 1,000
                                                rentable square feet of the Premises, of
                                                which ten (10) parking spaces shall be reserved
                                                parking spaces, subject to the provisions of
                                                Article 28.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

TERMS OF LEASE                                  DESCRIPTION
--------------                                  -----------
9.      Address of Tenant                       Kofax Image Products, Inc.
        (Section 29.18):                        3 Jenner
                                                Irvine, California  92618
                                                Attention:  Mr. Ron Fikert

                                                (Prior to Lease Commencement Date)

                                                and

                                                Irvine Oaks Executive Park
                                                16245 Laguna Canyon Road
                                                Irvine, California 92618
                                                Attention: Mr. Ron Fikert

                                                (After Lease Commencement Date)

10.     Address of Landlord
        (Section 29.18):                        LaSalle Partners
                                                16261 Laguna Canyon Road
                                                Irvine, California 92618
                                                Attention:  Property Manager

                                                and

                                                Magellan Corporations
                                                2198 East Camelback Road
                                                Suite 325
                                                Phoenix, Arizona  85016
                                                Attention:  Mr. Brian Snider

                                                and

                                                (only as to notices of default and other
                                                legal notices)

                                                Allen, Matkins, Leck, Gamble & Mallory
                                                1999 Avenue of the Stars, Suite 1800
                                                Los Angeles, California 90067
                                                Attention:  Anton N. Natsis, Esq.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

TERMS OF LEASE                                  DESCRIPTION
--------------                                  -----------
11.     Broker(s)
        (Section 29.24):                        CB Richard Ellis
                                                24422 Avenida La Carlota, Suite 120
                                                Laguna Hills, California  92653
                                                Attention:  Mr. Scott Johnstone

                                                and

                                                Grubb & Ellis
                                                4695 MacArthur Court, Suite 600
                                                Newport Beach, California  92660
                                                Attention:  Mr. Gary Allen

12.     Additional Tenant Rights:               Two (2) Options to Extend the Lease
                                                Term for a period of Three (3)
                                                years each, pursuant to the
                                                terms of Section 2.2 of this
                                                Lease.

13.     Tenant Improvement Allowance
        (Exhibit B, Section 2.1):               $1,416,175.00.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    ARTICLE 1

                  PREMISES, BUILDING, PROJECT, AND COMMON AREAS

        1.1    PREMISES, BUILDING, PROJECT AND COMMON AREAS.

               1.1.1 THE PREMISES. Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the premises set forth in Section 2.2 of the Summary (the "PREMISES"). The outline of the Premises is set forth in EXHIBIT A attached hereto and each floor or floors of the Premises has the number of rentable square feet as set forth in Section 2.2 of the Summary. The parties hereto agree that the lease of the Premises is upon and subject to the terms, covenants and conditions herein set forth, and Tenant covenants as a material part of the consideration for this Lease to keep and perform each and all of such terms, covenants and conditions by it to be kept and performed and that this Lease is made upon the condition of such performance. The parties hereto hereby acknowledge that the purpose of EXHIBIT A is to show the approximate location of the Premises in the "Building," as that term is defined in Section 1.1.2, below, only, and such Exhibit is not meant to constitute an agreement, representation or warranty as to the construction of the Premises, the precise area thereof or the specific location of the "Common Areas," as that term is defined in Section 1.1.3, below, or the elements thereof or of the accessways to the Premises or the "Project," as that term is defined in Section 1.1.2, below. Except as specifically set forth in this Lease and in the Tenant Work Letter attached hereto as EXHIBIT B (the "TENANT WORK LETTER"), Landlord shall not be obligated to provide or pay for any improvement work or services related to the improvement of the Premises. Tenant also acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty regarding the condition of the Premises, the Building or the Project or with respect to the suitability of any of the foregoing for the conduct of Tenant's business, except as specifically set forth in this Lease and the Tenant Work Letter. The taking of possession of the Premises by Tenant shall conclusively establish that the Premises and the Building were at such time in good and sanitary order, condition and repair, subject to Landlord's obligation to complete punch list items, if any, as provided in the Tenant Work Letter.

               1.1.2 THE BUILDING AND THE PROJECT. The Premises are a part of the building set forth in Section 2.1 of the Summary (the "BUILDING"). The Building shall be constructed by Landlord in accordance with the terms of the Tenant Work Letter, and shall be part of an office project known as "IRVINE OAKS EXECUTIVE PARK." The term "PROJECT," as used in this Lease, shall mean (i) the Building and the Common Areas, (ii) the land (which is improved with landscaping, parking areas and other improvements) upon which the Building and the Common Areas are located, (iii) the other office buildings located within the Project and the land upon which such adjacent office buildings are located, and (iv) at Landlord's discretion, any additional real property, areas, land, buildings or other improvements added thereto outside of, but contiguous to, the Project.

               1.1.3 COMMON AREAS. Tenant shall have the non-exclusive right to use in common with other tenants in the Project, and subject to the rules and regulations referred to in

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

Article 5 of this Lease, those portions of the Project which are provided, from time to time, for use in common by Landlord, Tenant and any other tenants of the Project (such areas, together with such other portions of the Project designated by Landlord, in its discretion, including certain areas designated for the exclusive use of certain tenants, or to be shared by Landlord and certain tenants, are collectively referred to herein as the "COMMON AREAS"). The manner in which the Common Areas are maintained and operated shall be at the sole discretion of Landlord and the use thereof shall be subject to such rules, regulations and restrictions as Landlord may make from time to time; provided that Landlord shall maintain and operate the Common Areas in a manner consistent with that of other first-class office buildings in the vicinity of the Building and enforce such rules, regulations and restrictions in a consistent and nondiscriminatory manner regarding all tenants and occupants of the Project. Landlord reserves the right to close temporarily, make alterations or additions to, or change the location of elements of the Project and the Common Areas; provided that Tenant shall have right of access to the Premises and the Project twenty-four (24) hours per day, seven (7) days per week during the "LEASE TERM," as that term is defined in Section 2.1 of this Lease, except to the extent necessary for any of the foregoing alterations, additions, changes or repairs to the Project, Premises or Common Areas, provided, in such event Section 19.5 of this Lease shall apply.

        1.2 VERIFICATION OF RENTABLE SQUARE FEET OF PREMISES, BUILDING, AND PROJECT. For purposes of this Lease, "RENTABLE SQUARE FEET" shall be calculated based on the "drip line" area of the Building, as measured to the exterior walls on each floor of the Building, without exclusions for any soffits or penetrations. The "USABLE SQUARE FEET" of the Premises shall be determined pursuant the Standard Method For Measuring Office Buildings, ANZI Z65.1996 ("BOMA"). The rentable square footage of the Project shall include all of the Building Common Areas. Following the "Lease Commencement Date," as that terms is defined in Article 3, below, Landlord shall verify the rentable square footage of Premises. In the event that the rentable area of the Premises, the Building and/or the Project shall change due to such verification, or due to subsequent alterations and/or other modifications to the Premises, the Building and/or the Project, the rentable area of the Premises, the Building and/or the Project, as the case may be, shall be appropriately adjusted as of the date of such alteration and/or other modification, based upon the written verification by Landlord's space planner of such revised rentable area. In the event of any such adjustment to the rentable area of the Premises, the Building and/or the Project, all amounts, percentages and figures appearing or referred to in this Lease based upon such rentable area (including, without limitation, the amount of the "Rent" and any "Security Deposit," as those terms are defined in Article 4 and Article 21 of this Lease, respectively and "Tenant's Project Share," as that term is defined in Section 4.2.10, below) shall be modified in accordance with such determination.

        1.3 RIGHT OF FIRST OFFER. Landlord hereby grants to the Tenant named in the Summary (the "ORIGINAL TENANT") an ongoing right of first offer during the Lease Term to lease any space in any other building in the Project as space becomes available (the "FIRST OFFER SPACE"). Notwithstanding the foregoing, such first offer right of Tenant shall (i) commence only following the expiration or earlier termination of any leases currently in effect for any premises in the Project or the initial lease(s) entered into by Landlord with a third party or parties which are currently under negotiation, if the same are consummated, for First Offer Space those certain

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

buildings located in the Project, commonly known as 16271 and 16241 Laguna Canyon Road, including any renewal of such lease(s), whether or not such renewal is pursuant to an express written provision in such lease(s), and regardless of whether any such renewal is consummated pursuant to a lease amendment or a new lease (the "EXISTING LEASES") and (ii) be subordinate and secondary to all rights of expansion, first refusal, first offer or similar rights set forth in such Existing Leases with respect to the First Offer Space (collectively, the "SUPERIOR RIGHTS"). Tenant's right of first offer shall be on the terms and conditions set forth in this Section 1.3.

               1.3.1 PROCEDURE FOR OFFER. Prior to entering into a new lease for the First Offer Space other than pursuant to a Superior Right, Landlord shall notify Tenant (the "FIRST OFFER NOTICE") when and if the First Offer Space becomes available for lease to third parties other than the holders of the Superior Rights. Pursuant to such First Offer Notice, Landlord shall offer to lease to Tenant the First Offer Space. The First Offer Notice shall describe the space so offered to Tenant and shall set forth the "First Offer Rent," as that term is defined in Section 1.3.3 below, the rentable and usable square footage, and the other economic terms upon which Landlord is willing to lease such space to Tenant.

               1.3.2 PROCEDURE FOR ACCEPTANCE. If Tenant wishes to exercise Tenant's right of first offer with respect to the space described in the First Offer Notice, then within five (5) business days of delivery of the First Offer Notice to Tenant, Tenant shall deliver notice to Landlord of Tenant's intention to exercise its right of first offer with respect to the entire space described in the First Offer Notice on the terms contained in such notice. If Tenant does not so notify Landlord within the five (5) business day period, then Landlord shall be free to lease the space described in the First Offer Notice to anyone to whom Landlord desires on any terms Landlord desires. Notwithstanding anything to the contrary contained herein, Tenant must elect to exercise its right of first offer, if at all, with respect to all of the space offered by Landlord to Tenant, and Tenant may not elect to lease only a portion thereof.

               1.3.3 FIRST OFFER RENT. The rent payable by Tenant for the First Offer Space (the "FIRST OFFER RENT") shall be equal to the rent (including additional rent and considering any "base year" or "expense stop" applicable thereto), including all escalations, at which tenants, as of the "First Offer Commencement Date," as that term is defined in Section 1.3.5, below, are leasing non-sublease, non-encumbered, non-equity, non-renewal, non-expansion space comparable in size, location and quality to the First Offer Space for a similar lease term, in an arms length transaction, which comparable space is located in the Project, or, if there are not at least three (3) current comparable transactions in the Project, then located in the "Irvine Spectrum" area in Irvine, California (collectively, "COMPARABLE BUILDINGS"), in either case taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space, (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the First Offer Space, such value to be based upon the age, design, quality of finishes, and layout of the improvements and the extent to which the same could be utilized by a general office user, (c) any period of rental abatement, if any, granted to tenants in comparable transactions in connection with the design, permitting and construction of tenant improvements in such comparable spaces, and (d) other reasonable monetary concessions, if any, being granted

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

such tenants in connection with such comparable space; provided, however, that in calculating the First Offer Rent, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's lease of the First Offer Space or the fact that Landlord is or is not paying real estate brokerage commissions in connection with such comparable space.

               1.3.4 CONSTRUCTION IN FIRST OFFER SPACE. Tenant shall take the First Offer Space in its "as is" condition, and if Tenant elects to construct improvements in the First Offer Space, then such construction shall be performed in compliance with the terms of Article 8 of this Lease.

               1.3.5 AMENDMENT TO LEASE. If Tenant timely exercises Tenant's right to lease the First Offer Space as set forth herein, Landlord and Tenant shall within fifteen (15) days thereafter execute an amendment to this Lease for such First Offer Space upon the terms and conditions as set forth in the First Offer Notice and this Section 1.3. Tenant shall commence payment of rent for the First Offer Space, and the term of the First Offer Space shall commence upon the date of delivery of the First Offer Space to Tenant (the "FIRST OFFER COMMENCEMENT DATE") and terminate coterminously with the expiration or earlier termination of this Lease.

               1.3.6 TERMINATION OF RIGHT OF FIRST OFFER. The rights contained in this Section 1.3 shall be personal to the Original Tenant, and may only be exercised by the Original Tenant (and not any assignee, sublessee or transferee of Tenant's interest in this Lease) if Tenant occupies the entire Premises as of the date of the attempted exercise of the right of first offer by Tenant and as of the scheduled date of delivery of such First Offer Space to Tenant. Tenant shall not have the right to lease the First Offer Space, as provided in this
Section 1.3, if, as of the date of the attempted exercise of the right of first offer by Tenant, or as of the scheduled date of delivery of such First Offer Space to Tenant, Tenant is in default under this Lease beyond the applicable cure period provided in this Lease or Tenant has previously been in default under this Lease beyond the applicable cure period provided in this Lease more than twice. The right of first offer granted herein shall terminate upon the failure by Tenant to exercise its right of first offer with respect to the First Offer Space offered by Landlord.

                                    ARTICLE 2

                            LEASE TERM; OPTION TERMS

        2.1 INITIAL TERM. The terms and provisions of this Lease shall be effective as of the date of this Lease. The term of this Lease (the "LEASE TERM") shall be as set forth in Section 3.1 of the Summary, shall commence on the date set forth in Section 3.2 of the Summary (the "LEASE COMMENCEMENT DATE"), and shall terminate on the date set forth in Section 3.3 of the Summary (the "LEASE EXPIRATION DATE") unless this Lease is sooner terminated as hereinafter provided. For purposes of this Lease, the term "LEASE YEAR" shall mean each consecutive twelve (12) month period during the Lease Term. At any time during the Lease Term, Landlord may deliver to Tenant a notice in the form as set forth in EXHIBIT C, attached hereto, as a confirmation only of

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

the information set forth therein, which Tenant shall execute and return to Landlord within five (5) days of receipt thereof.

        2.2 DELAY IN DELIVERY OF THE PREMISES. If the Premises are not "READY FOR OCCUPANCY," as that term is defined in Section 5.1 of the Tenant Work Letter, as of February 1, 1999, and provided any such delay is not the result of "Tenant Delay," as that term is defined in Section 5.2 in the Tenant Work Letter, Landlord will pay to Tenant, upon Tenant's presentation to Landlord of evidence of payment by Tenant to Tenant's current landlord of any increased rental resulting from Tenant's holdover, fifty percent (50%) of any increased amount of rental due as a result of Tenant's failure to vacate its existing premises at 3 and 5 Jenner, Irvine, California ("Holdover Rent") incurred by Tenant during the "Reimbursement Holdover Time Period," as hereinafter calculated (which monthly amount shall be prorated on a day-by-day basis). For purposes herein, the "Reimbursement Holdover Time Period" shall be the number of days calculated between February 1, 1999, and the earlier of: (i) the date the Premises are Ready for Occupancy, and (ii) the date Tenant commences business in the Premises, and for those number of days, Landlord shall be responsible for the Holdover Rent on a daily prorated basis; provided, however, if Tenant is required to pay Holdover Rent for a full month notwithstanding the fact that Tenant holds over for less than a month, and Tenant provides Landlord with evidence of such full month payment, Landlord shall pay Tenant the amounts hereinabove specified for a full month rather than on a prorated basis.

        2.3 Termination Based on Delay in Delivery of the Premises.

               2.3.1 Outside Date of Premises Delivery. If the Premises are not Ready for Occupancy and Landlord does not cause the delivery (the "Premises Delivery") to occur by September 1, 1999 (the "Outside Date"), then the sole remedy of Tenant for such failure shall be the right to deliver a notice to Landlord (a "Termination Notice") electing to terminate this Lease effective upon the date occurring five (5) business days following receipt by Landlord of the Termination Notice (the "Effective Date"). The Termination Notice must be delivered by Tenant to Landlord, if at all, not earlier than the Outside Date (as the same may be extended pursuant to the terms of Section 2.3.2 below) nor later than five (5) business days after the Outside Date. The effectiveness of any such Termination Notice delivered by Tenant to Landlord shall be governed by the terms of this Section 2.3.

               2.3.2 Extension of Outside Date Prior to the Delivery of Termination Notice. If a Termination Notice has not been delivered by Tenant to Landlord and, prior to the Outside Date, Landlord determines that the Premises Delivery will not occur by the Outside Date, Landlord shall have the right to deliver a written notice to Tenant stating Landlord's opinion as to the date by which the Premises Delivery shall occur, and Tenant shall be required, within five (5) business days after receipt of such notice, to deliver a notice to Landlord pursuant to which Tenant shall elect to either terminate this Lease, in which case this Lease shall immediately terminate and be of no further force and effect, or to agree to extend the Outside Date to that date set forth in such notice delivered by Landlord. Failure by Tenant to deliver such notice or to so elect shall be deemed Tenant's agreement to extend the Outside Date set forth in Landlord's notice to Tenant. If Tenant agrees to extend the Outside Date, Landlord shall have a continuing right to

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

deliver a notice to Tenant which requests Tenant to so elect to either terminate this Lease or to further extend the Outside Date as set forth in this Section 2.3.2, above, until the occurrence of the delivery or until this Lease is terminated.

               2.3.3 Other Terms. The date of the Premises Delivery, the Effective Date and the Outside Date shall be extended to the extent of any Tenant Delays. Upon any termination as set forth in Section 2.3, Landlord and Tenant shall be relieved from any and all liability to each other resulting hereunder except that Landlord shall return to Tenant any prepaid rent. Tenant's rights to terminate this Lease, as set forth in this Section 2.3, shall be Tenant's sole and exclusive remedy at law or in equity for the failure of the Premises Delivery to occur as set forth above.

        2.3    OPTION TERM.

               2.3.1 OPTION RIGHT. Landlord hereby grants the Original Tenant two (2) options to extend the Lease Term for a period of three (3) years each (each, an "OPTION Term"), which options shall be exercisable only by written notice delivered by Tenant to Landlord as provided below, provided that, as of the date of delivery of such notice, Tenant is not in default under this Lease beyond the applicable cure period provided in this Lease and Tenant has not previously been in default under this Lease beyond the applicable cure period provided in this Lease more than twice. Upon the proper exercise of any such option to extend, and provided that, as of the end of the initial Lease Term as initial Option Term, as the case may be, Tenant is not in default under this Lease and Tenant has not previously been in default under this Lease more than once, the Lease Term, as it applies to the Premises, shall be extended for a period of three (3) years. The rights contained in this Section 2.3 shall be personal to the Original Tenant and may only be exercised by the Original Tenant (and not any assignee, sublessee or other transferee of Tenant's interest in this Lease) if the Original Tenant occupies the entire Premises.

               2.3.2 OPTION RENT. The rent payable by Tenant during the Option Term (the "OPTION RENT") shall be equal to the greater of (i) the Rent being paid by Tenant as of the expiration of the initial Lease Term, or initial Option Term, as the case may be, and (ii) the rent including all escalations, at which, as of the commencement of the Option Term, tenants are leasing non-sublease, non-encumbered, non-equity space in Comparable Buildings for a term of three (3) years, taking into consideration the following concessions: (a) rental abatement concessions, if any, being granted such tenants in connection with such comparable space; (b) tenant improvements or allowances provided or to be provided for such comparable space, taking into account, and deducting the value of, the existing improvements in the Premises, such value to be based upon the age, quality and layout of the improvements and the extent to which the same can be utilized by Tenant based upon the fact that the precise tenant improvements existing in the Premises are specifically suitable to Tenant; and (c) other reasonable monetary concessions, if any, being granted such tenants in connection with such comparable space; provided, however, that in calculating the Option Rent, no consideration shall be given to the fact that Landlord is or is not required to pay a real estate brokerage commission in connection with Tenant's right to lease the Premises during the Option Term or the fact that Landlord is or is not paying real estate brokerage commissions in connection with such comparable space.

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               2.3.3 EXERCISE OF OPTION. The options contained in this Section
2.2 shall be exercised by Tenant, if at all, only in the following manner: (i) Tenant shall deliver written notice to Landlord not more than thirteen (13) months nor less than twelve (12) months prior to the expiration of the initial Lease Term or initial Option Term, as applicable, stating that Tenant is interested in exercising its option; (ii) Landlord, after receipt of Tenant's notice, shall deliver notice (the "OPTION RENT NOTICE") to Tenant not less than ten (10) months prior to the expiration of the initial Lease Term or initial Option Term, as applicable, setting forth the Option Rent; and (iii) if Tenant wishes to exercise such option, Tenant shall, on or before the earlier of (A) the date occurring nine (9)months prior to the expiration of the initial Lease Term or initial Option Term, as applicable, and (B) the date occurring thirty
(30) days after Tenant's receipt of the Option Rent Notice, exercise the option by delivering written notice thereof to Landlord.

                                    ARTICLE 3

                                    BASE RENT

        Tenant shall pay, without prior notice or demand, to Landlord or Landlord's agent at the management office of the Project, or, at Landlord's option, at such other place as Landlord may from time to time designate in writing, by a check for currency which, at the time of payment, is legal tender for private or public debts in the United States of America, base rent ("BASE RENT") as set forth in Section 4 of the Summary, payable in equal monthly installments as set forth in Section 4 of the Summary in advance on or before the first day of each and every calendar month during the Lease Term, without any setoff or deduction whatsoever, except as otherwise provided in this Lease. The Base Rent for the first full month of the Lease Term shall be paid at the time of Tenant's execution of this Lease. If any Rent payment date (including the Lease Commencement Date) falls on a day of the month other than the first day of such month or if any payment of Rent is for a period which is shorter than one month, the Rent for any fractional month shall accrue on a daily basis for the period from the date such payment is due to the end of such calendar month or to the end of the Lease Term at a rate per day which is equal to 1/365 of the applicable annual Rent. All other payments or adjustments required to be made under the terms of this Lease that require proration on a time basis shall be prorated on the same basis.

                                    ARTICLE 4

                                 ADDITIONAL RENT

        4.1 GENERAL TERMS. In addition to paying the Base Rent specified in
Article 3 of this Lease, Tenant shall pay "Tenant's Building Share" of the annual "Building Direct Expenses," and "Tenant's Project Share" of the annual "Project Direct Expenses" as those terms are defined in Section 4.2, below. Such payments by Tenant, together with any and all other amounts payable by Tenant to Landlord pursuant to the terms of this Lease, are hereinafter collectively referred to as the "ADDITIONAL RENT", and the Base Rent and the Additional Rent are herein collectively referred to as "RENT." All amounts due under this
Article 4 as Additional Rent shall be payable

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for the same periods and in the same manner as the Base Rent. Without limitation on other obligations of Tenant which survive the expiration of the Lease Term, the obligations of Tenant to pay the Additional Rent provided for in this
Article 4, which accrues during Lease Term, shall survive the expiration of the Lease Term.

        4.2 DEFINITIONS OF KEY TERMS RELATING TO ADDITIONAL RENT. As used in this Article 4, the following terms shall have the meanings hereinafter set forth:

               4.2.1 "PROJECT DIRECT EXPENSES" shall mean the portion of "Direct Expenses," as that term is defined in Section 4.2.5 below, which is not attributable to any particular Building in the Project, but which instead relates to the Project as a whole.

               4.2.2 "BUILDING DIRECT EXPENSES" shall mean "Building Operating Expenses" and "Building Tax Expenses", as those terms are defined in Sections
4.2.3 and 4.2.4, below, respectively.

               4.2.3 "BUILDING OPERATING EXPENSES" shall mean the portion of "Operating Expenses," as that term is defined in Section 4.2.7 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

               4.2.4 "BUILDING TAX EXPENSES" shall mean that portion of "Tax Expenses", as that term is defined in Section 4.2.8 below, allocated to the tenants of the Building pursuant to the terms of Section 4.3.1 below.

               4.2.5 "DIRECT EXPENSES" shall mean "Operating Expenses" and "Tax Expenses."

               4.2.6 "EXPENSE YEAR" shall mean each calendar year in which any portion of the Lease Term falls, through and including the calendar year in which the Lease Term expires, provided that Landlord, upon notice to Tenant, may change the Expense Year from time to time to any other twelve (12) consecutive month period, and, in the event of any such change, Tenant's Share of Building Direct Expenses shall be equitably adjusted for any Expense Year involved in any such change.

               4.2.7 "OPERATING EXPENSES" shall mean all expenses, costs and amounts of every kind and nature which Landlord pays or accrues during any Expense Year because of or in connection with the ownership, management, maintenance, security, repair, replacement, restoration or operation of the Project, or any portion thereof. Without limiting the generality of the foregoing, Operating Expenses shall specifically include any and all of the following: (i) the cost of supplying all utilities, the cost of operating, repairing, maintaining, and renovating the utility, telephone, mechanical, sanitary, storm drainage, and elevator systems, and the cost of maintenance and service contracts in connection therewith; (ii) the cost of licenses, certificates, permits and inspections and the cost of contesting any governmental enactments which may affect Operating Expenses, and the costs incurred in connection with a transportation system management program or similar program; (iii) the cost of all insurance carried by Landlord in connection with the Project (excluding earthquake insurance) as reasonably determined by Landlord; (iv) the cost of landscaping, relamping, and all supplies, tools, equipment and materials

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used in the operation, repair and maintenance of the Project, or any portion thereof; (v) the cost of parking area repair, restoration, and maintenance ;
(vi) fees and other costs, including management fees, consulting fees, legal fees and accounting fees, of all contractors and consultants in connection with the management, operation, maintenance and repair of the Project; (vii) payments under any equipment rental agreements and the fair rental value of any management office space; (viii) wages, salaries and other compensation and benefits, including taxes levied thereon, of all persons engaged in the operation, maintenance and security of the Project; (ix) costs under any instrument pertaining to the sharing of costs by the Project; (x) operation, repair, maintenance and replacement of all systems and equipment and components thereof of the Building; (xi) the cost of janitorial, alarm, security and other services, replacement of wall and floor coverings, ceiling tiles and fixtures in common areas, maintenance and replacement of curbs and walkways, repair to roofs and re-roofing; (xii) amortization (including interest on the unamortized cost) of the cost of acquiring or the rental expense of personal property used in the maintenance, operation and repair of the Project, or any portion thereof; (xiii) the cost of capital improvements or other costs incurred in connection with the Project (A) which are intended to effect economies in the operation or maintenance of the Project, or any portion thereof, to the extent of cost savings reasonably anticipated by Landlord at the time of such expenditure to be incurred in connection therewith, (B) that are required to comply with present or anticipated conservation programs, (C) which are replacements or modifications of nonstructural items located in the Common Areas required to keep the Common Areas in good order or condition, (D) that are required under any governmental law or regulation or (E) which are reasonably determined by Landlord to be in the best interests of the Building and/or the Project; provided, however, that any capital expenditure shall be amortized over its useful life as Landlord shall reasonably determine, and the unamortized cost of the same shall bear interest at the rate of ten percent (10%) per annum or such higher rate as was paid by Landlord on funds borrowed for the purpose of purchasing, installing, and constructing such capital improvements; and (xiv) costs, fees, charges or assessments imposed by, or resulting from any mandate imposed on Landlord by, any federal, state or local government for fire and police protection, trash removal, community services, or other services which do not constitute "Tax Expenses" as that term is defined in Section 4.2.8, below, unless such cost, fee, charge or assessment is imposed as a result of Landlord's violation of such mandate. Notwithstanding the foregoing, Operating Expenses shall not include:

               (a) costs, including marketing costs, legal fees, space planners' fees, advertising and promotional expenses, and brokerage fees incurred in connection with the original construction or development, or original or future leasing of the Project, and costs, including permit, license and inspection costs, incurred with respect to the installation of tenant improvements made for tenants in the Project (other than Tenant) or incurred in renovating or otherwise improving, decorating, painting or redecorating any portion of the Project for tenants or other occupants of the Project (excluding, however, such costs relating to any common areas of the Project or parking facilities which benefit all Project tenants);

               (b) except as set forth in items (xii), (xiii), and (xiv) above, depreciation, interest and principal payments on mortgages and other debt costs, if any, penalties and



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        interest, costs of capital repairs and alterations, and costs of capital improvements and equipment;

               (c) costs for which the Landlord is reimbursed by any tenant or occupant of the Project or by insurance by its carrier or any tenant's carrier or by anyone else, and electric power costs for which any tenant directly contracts with the local public service company;

               (d) any bad debt loss, rent loss, or reserves for bad debts or rent loss;

               (e) costs associated with the operation of the business of the partnership or entity which constitutes the Landlord, as the same are distinguished from the costs of operation of the Project (which shall specifically include, but not be limited to, accounting costs associated with the operation of the Project). Costs associated with the operation of the business of the partnership or entity which constitutes the Landlord include costs of partnership accounting and legal matters, costs of defending any lawsuits with any mortgagee (except as the actions of the Tenant may be in issue), costs of selling, syndicating, financing, mortgaging or hypothecating any of the Landlord's interest in the Project, and costs incurred in connection with any disputes between Landlord and its employees, between Landlord and Project management, or between Landlord and other tenants or occupants, and Landlord's general corporate overhead and general and administrative expenses;

               (f) the wages and benefits of any employee who does not devote substantially all of his or her employed time to the Project unless such wages and benefits are prorated to reflect time spent on operating and managing the Project vis-a-vis time spent on matters unrelated to operating and managing the Project; provided, that in no event shall Operating Expenses for purposes of this Lease include wages and/or benefits attributable to personnel above the level of Project manager or Project engineer;

               (g) amount paid as ground rental for the Project by the Landlord;

               (h) except for a Project management fee to the extent allowed pursuant to item (m), below, overhead and profit increment paid to the Landlord or to subsidiaries or affiliates of the Landlord for services in the Project to the extent the same exceeds the costs of such services rendered by qualified, first-class unaffiliated third parties on a competitive basis;

               (i) any compensation paid to clerks, attendants or other persons in commercial concessions operated by the Landlord, provided that any compensation paid to any concierge at the Project shall be includable as an Operating Expense;

               (j) rentals and other related expenses incurred in leasing air conditioning systems, elevators or other equipment which if purchased the cost of which would be excluded from Operating Expenses as a capital cost, except equipment not affixed to the Project which is used in providing janitorial or similar services and, further excepting from

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        this exclusion such equipment rented or leased to remedy or ameliorate an emergency condition in the Project ;

               (k) all items and services for which Tenant or any other tenant in the Project reimburses Landlord or which Landlord provides selectively to one or more tenants (other than Tenant) without reimbursement;

               (l) costs, other than those incurred in ordinary maintenance and repair, for sculpture, paintings, fountains or other objects of art;

               (m) fees payable by Landlord for management of the Project in excess of five percent (5%) (the "Management Fee Cap") of gross receipts;

               (n) any costs expressly excluded from Operating Expenses elsewhere in this Lease;

               (o) rent for any office space occupied by Project management personnel to the extent the size or rental rate of such office space exceeds the size or fair market rental value of office space occupied by management personnel of the Comparable Buildings in the vicinity of the Building, with adjustment where appropriate for the size of the applicable project;

               (p) costs arising from the negligence or wilful misconduct of Landlord or its agents, employees, vendors, contractors, or providers of materials or services;

               (q) costs incurred to comply with laws relating to the removal of hazardous material (as defined under applicable law) and asbestos containing material (collectively, "Hazardous Material") which was in existence in the Building or on the Project prior to the Lease Commencement Date, and was of such a nature that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions that it then existed in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto; and costs incurred to remove, remedy, contain, or treat Hazardous Material, which Hazardous Material is brought into the Building or onto the Project after the date hereof by Landlord or any other tenant of the Project and is of such a nature, at that time, that a federal, State or municipal governmental authority, if it had then had knowledge of the presence of such Hazardous Material, in the state, and under the conditions, that it then exists in the Building or on the Project, would have then required the removal of such Hazardous Material or other remedial or containment action with respect thereto;

               (r) costs arising from Landlord's charitable or political contributions;

               (s) any gifts provided to any entity whatsoever, including, but not limited to, Tenant, other tenants, employees, vendors, contractors, prospective tenants and agents;

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               (t) the cost of any magazine, newspaper, trade or other
        subscriptions;

               (u) any costs covered by any warranty, rebate, guarantee or service contract which are actually collected by Landlord (which shall not prohibit Landlord from passing through the costs of any such service contract if otherwise includable in Operating Expenses);

               (v) marketing costs, including, but not limited to, leasing commissions, attorneys' fees and court costs in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases, subleases and/or assignments, space planning costs, and other costs and expenses incurred in connection with lease, sublease and/or assignment negotiations and transactions with present or prospective tenants or other occupants of the Building, including attorneys' fees and other costs and expenditures incurred in connection with disputes with present or prospective tenants or other occupants of the Building:

               (w) advertising and promotional expenditures, and costs of signs in or on the Building identifying the owner of the Building or other tenants' signs;

               (x) bad debt expenses and interest, principal, points and fees on debts (except in connection with the financing of items which may be included in Operating Expenses) or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the Project (including the land on which the Building is situated);

               (y) tax penalties incurred as a result of Landlord's negligence, inability or unwillingness to make payments or file returns when due;

               (z) costs of correcting defects in the initial construction of the Building or any portion thereof, or repair and/or replacement of any of the original materials or equipment required as a result of such defects;

               (aa) costs incurred due to a violation by Landlord or any tenant or occupant (other than Tenant) of any term or condition of any lease or rental arrangement covering space in the Project;

               (bb) any interest or penalties incurred as a result of Landlord's failure to pay any bill when due; and

               (cc) reserves for anticipated future expenses to the extent not budgeted to be incurred within the year in which they are collected or the immediately following year.

               4.2.8  TAXES.

                      4.2.8.1 "Tax Expenses" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, (including, without limitation, real estate

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taxes, general and special assessments, transit taxes, leasehold taxes or taxes based upon the receipt of rent, including gross receipts or sales taxes applicable to the receipt of rent, unless required to be paid by Tenant, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, systems and equipment, appurtenances, furniture and other personal property used exclusively in connection with the Project, or any portion thereof), which shall be paid or accrued during any Expense Year (without regard to any different fiscal year used by such governmental or municipal authority) because of or in connection with the ownership, leasing and operation of the Project, or any portion thereof.

                      4.2.8.2 Tax Expenses shall include, without limitation:
(i) Any tax on the rent, right to rent or other income from the Project, or any portion thereof, or as against the business of leasing the Project, or any portion thereof; (ii) Any assessment, tax, fee, levy or charge in addition to, or in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of real property tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election ("PROPOSITION 13") and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants, and, in further recognition of the decrease in the level and quality of governmental services and amenities as a result of Proposition 13, Tax Expenses shall also include any governmental or private assessments or the Project's contribution towards a governmental or private cost-sharing agreement for the purpose of augmenting or improving the quality of services and amenities normally provided by governmental agencies; (iii) Any assessment, tax, fee, levy, or charge allocable to or measured by the area of the Premises or the Rent payable hereunder, including, without limitation, any business or gross income tax or excise tax with respect to the receipt of such rent, or upon or with respect to the possession, leasing, operating, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises, or any portion thereof; and (iv) Any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the Premises.

                      4.2.8.3 Any costs and expenses (including, without limitation, reasonable attorneys' fees) reasonably incurred in attempting to protest, reduce or minimize Tax Expenses shall be included in Tax Expenses in the Expense Year such expenses are paid. Tax refunds shall be credited against Tax Expenses and refunded to Tenant regardless of when received, based on the Expense Year to which the refund is applicable, provided that in no event shall the amount to be refunded to Tenant for any such Expense Year exceed the total amount paid by Tenant as Additional Rent under this Article 4 for such Expense Year. If Tax Expenses for any period during the Lease Term or any extension thereof are increased after payment thereof for any reason, including, without limitation, error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Share of any such increased Tax Expenses included by Landlord as Building Tax Expenses pursuant to the terms of this Lease. Notwithstanding anything to the contrary contained in this Section 4.2.8 (except as set forth in Section 4.2.8.1, above), there shall be excluded from Tax Expenses (i) all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes,

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                                                    [Kofax Image Products, Inc.]

estate taxes, federal, state and local income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Project), (ii) any items included as Operating Expenses, and (iii) any items paid by Tenant under Section
4.5 of this Lease.

               4.2.9 "TENANT'S BUILDING SHARE" shall mean the percentage set forth in Section 6.1 of the Summary.

               4.2.10 "TENANT'S PROJECT SHARE" "Tenant's Project Share" shall mean the percentage set forth in Section 6.2 of the Summary.

        4.3    ALLOCATION OF DIRECT EXPENSES.

               4.3.1 METHOD OF ALLOCATION. The parties acknowledge that the Building is a part of a multi-building project and that the Project Direct Expenses should be shared between the tenants of the Building and the tenants of the other buildings in the Project. Accordingly, as set forth in Section 4.2 above, Direct Expenses (which consists of Operating Expenses and Tax Expenses) are determined annually for the Project as a whole, and a portion of the Direct Expenses, which portion shall be determined by Landlord on an equitable basis, shall be allocated to the tenants of the Building (as opposed to the tenants of any other buildings in the Project) and such portion shall be the Building Direct Expenses for purposes of this Lease. Such portion of Direct Expenses allocated to the tenants of the Building shall include all Direct Expenses attributable solely to the Building.

               4.3.2 COST POOLS. Landlord shall have the right, from time to time, to equitably allocate some or all of the Project Direct Expenses among different portions or occupants of the Project (the "COST POOLS"), in Landlord's discretion. Such Cost Pools may include, but shall not be limited to, the office space tenants of a building of the Project or of the Project, and the retail space tenants of a building of the Project or of the Project. The Direct Expenses within each such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner. The Direct Expenses within any such Cost Pool shall be allocated and charged to the tenants within such Cost Pool in an equitable manner, as reasonably determined by Landlord in accordance with sound real estate management principles, provided Landlord shall not apply such principles in a manner which discriminates against Tenant's particular use of the Premises.

        4.4 CALCULATION AND PAYMENT OF ADDITIONAL RENT. For each Expense Year ending or commencing within the Lease Term, Tenant shall pay to Landlord, in the manner set forth in Section 4.4.1, below, and as Additional Rent, an amount equal to the sum of (i) Tenant's Share of Building Direct Expenses for such Expense Year and (ii) Tenant's Project Share of Project Direct Expenses for such Expense Year (collectively, the "EXPENSE PAYMENT").

               4.4.1 STATEMENT OF ACTUAL DIRECT EXPENSES AND PAYMENT BY TENANT. Landlord shall endeavor to give to Tenant within one hundred eighty (180) days following the end of each Expense Year, a statement (the "STATEMENT") which shall state the Building Direct Expenses and Project Direct Expenses incurred or accrued for such preceding Expense Year, and which shall indicate the amount of the Expense Payment. The failure of Landlord to furnish the

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Statement for any Expense Year within the time provided above, however, shall not prejudice Landlord or Tenant from enforcing its rights under this Article 4. Upon receipt of the Statement for each Expense Year commencing or ending during the Lease Term, Tenant shall pay, with its next installment of Base Rent due, the full amount of the Expense Payment for such Expense Year, less the amounts, if any, paid during such Expense Year as an "Estimated Payment," as that term is defined in Section 4.4.2, below. In the event the amount of the Expense Payment for any Expense Year is less than the Estimated Payment paid by Tenant for such Expense Year, Tenant shall receive a credit in the amount of Tenant's overpayment against Rents next due under this Lease. Even though the Lease Term has expired and Tenant has vacated the Premises, when the final determination is made of Tenant's Building Share of Building Direct Expenses and Tenant's Project Share of Project Direct Expenses for the Expense Year in which this Lease terminates, Tenant shall immediately pay to Landlord such amount within ten (10) business days of receipt of the applicable Statement, and if Tenant paid more as an Estimated Payment than the amount set forth in the applicable Statement, Landlord shall, within ten (10) business days after delivery of the applicable Statement, deliver a check payable to Tenant in the amount of the overpayment. The provisions of this Section 4.4.1 shall survive the expiration or earlier termination of the Lease Term.

               4.4.2 STATEMENT OF ESTIMATED DIRECT EXPENSES. In addition, Landlord shall endeavor to give Tenant a yearly expense estimate statement (the "ESTIMATE STATEMENT") which shall set forth Landlord's reasonable estimate (the "ESTIMATE") of what the total amount of Building Direct Expenses and Project Direct Expenses for the then-current Expense Year shall be and the estimated payment (the "ESTIMATED PAYMENT") which shall be based upon the Estimate. The failure of Landlord to timely furnish the Estimate Statement for any Expense Year shall not preclude Landlord from enforcing its rights to collect any Estimated Payment under this Article 4, nor shall Landlord be prohibited from revising any Estimate Statement or Estimated Payment theretofore delivered to the extent necessary. Thereafter, Tenant shall pay, with its next installment of Base Rent due, a fraction of the Estimated Payment for the then-current Expense Year (reduced by any amounts paid pursuant to the next to last sentence of this Section 4.4.2). Such fraction shall have as its numerator the number of months which have elapsed in such current Expense Year, including the month of such payment, and twelve (12) as its denominator. Until a new Estimate Statement is furnished (which Landlord shall have the right to deliver to Tenant at any time), Tenant shall pay monthly, with the monthly Base Rent installments, an amount equal to one-twelfth (1/12) of the total Estimated Payment set forth in the previous Estimate Statement delivered by Landlord to Tenant. Landlord shall maintain books and records with respect to Building Direct Expenses and Project Direct Expenses in accordance with generally accepted accounting and management practices, consistently applied.

        4.5    TAXES AND OTHER CHARGES FOR WHICH TENANT IS DIRECTLY RESPONSIBLE.

               4.5.1 PERSONAL PROPERTY TAXES. Tenant shall be liable for and shall pay prior to delinquency, taxes levied against Tenant's equipment, furniture, fixtures and any other personal property located in or about the Premises. If any such taxes on Tenant's equipment, furniture, fixtures and any other personal property are levied against Landlord or Landlord's property or if the assessed value of Landlord's property is increased by the inclusion therein of a value placed

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upon such equipment, furniture, fixtures or any other personal property and if
Landlord pays the taxes based upon such increased assessment, which Landlord shall have the right to do regardless of the validity thereof but only under proper protest if requested by Tenant, Tenant shall upon demand repay to Landlord the taxes so levied against Landlord or the proportion of such taxes resulting from such increase in the assessment, as the case may be.

               4.5.2 "ABOVE-STANDARD" IMPROVEMENTS. If the tenant improvements in the Premises, whether installed and/or paid for by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation in excess of the highest per square foot value of improvements in the Building for which Landlord passes through Tax Expenses without direct charge, then the Tax Expenses levied against Landlord or the property by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 4.5.1, above.

               4.5.3 OTHER TAXES. Notwithstanding any contrary provision herein, Tenant shall pay prior to delinquency any (i) rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the rent or services herein or otherwise respecting this Lease, (ii) taxes assessed upon or with respect to the possession, leasing, operation, management, maintenance, alteration, repair, use or occupancy by Tenant of the Premises or any portion of the Project, including the Project parking facility; or (iii) taxes assessed upon this transaction or any document to which Tenant is a party creating or transferring an interest or an estate in the Premises.

               4.5.4 SERVICE CHARGES. To the extent that Landlord provides any services directly to Tenant, which are not otherwise included in Direct Expenses, including, without limitation, janitorial, locksmithing, lamp replacement, or repair and maintenance services, Tenant shall pay to Landlord, as Additional Rent and concurrently with Tenant's payment of Base Rent to Landlord, the sum of all costs of Landlord of such services, plus an administration fee.

        4.6 LANDLORD'S BOOKS AND RECORDS. Within one (1) year after receipt of a Statement by Tenant, if Tenant disputes the amount of Additional Rent set forth in the Statement, an independent certified public accountant (which accountant must be qualified and experienced in reviewing financial operating records of landlords of office buildings and employed by a firm which derives its primary revenues from its accounting practice and must not be paid on a contingency fee basis), designated and paid for by Tenant, may, after reasonable notice to Landlord and at reasonable times, inspect Landlord's records with respect to the Statement at Landlord's offices, provided that Tenant is not then in default under this Lease beyond the applicable cure period provided in this Lease, and Tenant has paid all amounts required to be paid under the applicable Estimate Statement and Statement, as the case may be. In connection with such inspection, Tenant and Tenant's agents must agree in advance to follow Landlord's reasonable rules and procedures regarding inspections of Landlord's records, and shall execute a commercially reasonable confidentiality agreement regarding such inspection. Tenant's failure to dispute the amount of Additional Rent set forth in any Statement within one (1) year of Tenant's receipt of such Statement shall be deemed to be Tenant's approval of such Statement and Tenant,

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thereafter, waives the right or ability to dispute the amounts set forth in such
Statement. If after such inspection, Tenant still disputes such Additional Rent, a determination as to the proper amount shall be made by an independent certified public accountant (the "ACCOUNTANT") selected by Landlord and subject to Tenant's reasonable approval. If the Accountant's decision reveals an error in the calculation of Tenant's Share of Direct Expenses to be paid for such Expense Year, the parties' sole remedy shall be for the parties to make appropriate payments or reimbursements, as the case may be, to each other as are determined to be owing. Any such payments shall be made within thirty (30) days following the resolution of such dispute, along with interest at the interest rate set forth in Section 25, below from the date such amounts were originally due, until the date of such payment. At Tenant's election, the parties shall treat any overpayments (plus the interest described above) resulting from the foregoing resolution of such parties' dispute as a credit against Rent next due and owing. Tenant shall be responsible for all costs and expenses associated with any audit, provided that if the final resolution of the dispute establishes an overstatement by Landlord of Direct Expenses for such Expense Year in excess of five percent (5%) or more, then Landlord shall be responsible for all reasonable costs and expenses associated with Tenant's audit.

                                    ARTICLE 5

                                 USE OF PREMISES

        5.1 PERMITTED USE. Tenant shall use the Premises solely for the Permitted Use set forth in Section 7 of the Summary and Tenant shall not use or permit the Premises or the Project to be used for any other purpose or purposes whatsoever without the prior written consent of Landlord, which may be withheld in Landlord's sole discretion.

        5.2 PROHIBITED USES. Tenant further covenants and agrees that Tenant shall not use, or suffer or permit any person or persons to use, the Premises or any part thereof for any use or purpose contrary to the provisions of the Rules and Regulations set forth in EXHIBIT D, attached hereto, or in violation of the laws of the United States of America, the State of California, or the ordinances, regulations or requirements of the local municipal or county governing body or other lawful authorities having jurisdiction over the Project) including, without limitation, any such laws, ordinances, regulations or requirements relating to hazardous materials or substances, as those terms are defined by applicable laws now or hereafter in effect. Tenant shall not do or permit anything to be done in or about the Premises which will in any way damage the reputation of the Project or obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them or use or allow the Premises to be used for any improper, unlawful or objectionable purpose, nor shall Tenant cause, maintain or permit any nuisance in, on or about the Premises. Tenant shall comply with all recorded covenants, conditions, and restrictions now or hereafter affecting the Project.

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                                    ARTICLE 6

                             SERVICES AND UTILITIES

        6.1 STANDARD TENANT SERVICES. Landlord shall provide the following services on all days (unless otherwise stated below) during the Lease Term.

               6.1.1 Landlord shall provide adequate electrical wiring and facilities for connection to Tenant's lighting fixtures and incidental use equipment, which electrical usage shall be subject to applicable laws and regulations, including Title 24, and provided further that Tenant's use of electricity shall never exceed the capacity of the feeders to the Project or Building or the risers or wiring installation related thereto. Tenant shall bear the cost of replacement of lamps, starters and ballasts for lighting fixtures within the Premises.

               6.1.2 Landlord shall provide city water from the regular Building outlets for drinking, lavatory and toilet purposes in the Building Common Areas.

               6.1.3 Landlord shall provide exterior window washing services in a manner consistent with other comparable buildings in the vicinity of the Building.

               6.1.4 Landlord shall not provide janitorial services for the Premises. Tenant shall be solely responsible maintaining the Premises in a manner consistent with a first-class office building, including, without limitation, the following.

                      6.1.4.1 Tenant shall cause the carpets or other floor coverings in the Premises to be professionally cleaned at least once every year during the Lease Term.

                      6.1.4.2 Tenant shall cause to be provided interior window washing in the Premises at least once every year, and (ii) sweeping and cleaning of the Premises, as needed.

                      6.1.4.3 In the event Tenant fails to maintain the Premises as provide herein, Landlord shall have the option to cause such janitorial services to be provided by a service company designated by Landlord, in which case Tenant shall pay the cost of such services directly to Landlord. Any other janitorial service provider shall be approved in advance by Landlord in Landlord's sole discretion.

        Tenant shall cooperate fully with Landlord at all times and abide by all regulations and requirements that Landlord may reasonably prescribe for the proper functioning and protection of the HVAC, electrical, mechanical and plumbing systems.

        6.2 INTERRUPTION OF USE. Except as provided in Section 19.5 below, Tenant agrees that Landlord shall not be liable for damages, by abatement of Rent or otherwise, for failure to furnish or delay in furnishing any service (including telephone and telecommunication services), or for any diminution in the quality or quantity thereof, when such failure or delay or diminution is occasioned, in whole or in part, by breakage, repairs, replacements, or improvements, by any strike, lockout or other labor trouble, by inability to secure electricity, gas, water, or other fuel at

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the Building or Project after reasonable effort to do so, by any riot or other dangerous condition, emergency, accident or casualty whatsoever, by act or default of Tenant or other parties, or by any other cause beyond Landlord's reasonable control; and such failures or delays or diminution shall never be deemed to constitute an eviction or disturbance of Tenant's use and possession of the Premises or relieve Tenant from paying Rent or performing any of its obligations under this Lease. Furthermore, Landlord shall not be liable under any circumstances for a loss of, or injury to, property or for injury to, or interference with, Tenant's business, including, without limitation, loss of profits, however occurring, through or in connection with or incidental to a failure to furnish any of the services or utilities as set forth in this Article 6.

        6.3 SUBMETERING UTILITIES. The Premises shall be separately metered for electricity, water, or any other utility service provided, however, Landlord shall have the right (i) to bill Tenant directly the cost of such utility, and Tenant shall pay such costs directly to Landlord at the rates charged by the public utility company furnishing the same, or (ii) to require Tenant to contract directly with the applicable public utility for such service. Any such costs paid by Tenant shall not be included in Operating Expenses.


                                    ARTICLE 7

                                     REPAIRS

        7.1 DUTIES TO REPAIR. Landlord shall maintain and repair the "BASE BUILDING," as that term is defined in Section 8.4 below, except to the extent that such repairs are required due to the negligence or willful misconduct of Tenant, and provided that if such repairs are due to the negligence or willful misconduct of Tenant, Landlord shall nevertheless make such repairs at Tenant's sole cost and expense, except that, if covered by Landlord's insurance, Tenant shall only be obligated to pay any deductible in connection therewith. Tenant shall, at Tenant's own expense, keep the Premises, including all improvements, fixtures and furnishings therein, and the floor or floors of the Building on which the Premises are located, in good order, repair and condition at all times during the Lease Term. In addition, Tenant shall, at Tenant's own expense, but under the supervision and subject to the prior approval of Landlord, and within any reasonable period of time specified by Landlord, promptly and adequately repair all damage to the Premises and replace or repair all damaged, broken, or worn fixtures and appurtenances, except for damage caused by ordinary wear and tear or beyond the reasonable control of Tenant; provided however, that, at Landlord's option, or if Tenant fails to make such repairs, Landlord may, but need not, make such repairs and replacements, and Tenant shall pay Landlord the cost thereof, including a percentage of the cost thereof (to be uniformly established for the Building and/or the Project) sufficient to reimburse Landlord for all overhead, general conditions, fees and other costs or expenses arising from Landlord's involvement with such repairs and replacements forthwith upon being billed for same. Landlord may, but shall not be required to, enter the Premises at all reasonable times to make such repairs, alterations, improvements or additions to the Premises or to the Project or to any equipment located in the Project as Landlord shall desire or deem necessary or as Landlord may be required to do by governmental or quasi-governmental authority or court order or decree. Tenant hereby waives any and all rights under and benefits of


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subsection 1 of Section 1932 and Sections 1941 and 1942 of the California Civil
Code or under any similar law, statute, or ordinance now or hereafter in effect.

        7.2 TENANT'S RIGHT TO MAKE REPAIRS. Notwithstanding the provisions of
Section 7.1, above, if Tenant provides notice to Landlord of an event or circumstance which requires the action of Landlord with respect to repair and/or maintenance as set forth in Section 7.1, above, and such repair and/or maintenance relates solely to the Building (specifically excluding any right of Tenant to repair any Building core systems and equipment, including the Building elevators or any other portions of the Project), and Landlord fails to provide such action within a reasonable period of time, given the circumstances, after the giving of such notice, but in any event not later than thirty (30) days after giving of such notice, then Tenant may proceed to take the required action upon delivery of an additional ten (10) business days notice to Landlord specifying that Tenant is taking such required action. In the event Tenant takes such action, Tenant shall use only those contractors used by Landlord in the Building for similar work unless such contractors are unwilling or unable to perform such work, in which event Tenant may utilize the services of any other qualified contractor which normally and regularly performs similar work in Comparable Buildings. Further, if Landlord does not deliver a detailed written objection to Tenant within thirty (30) days after receipt of an invoice from Tenant of its costs of taking action which Tenant claims should have been taken by Landlord, and if such invoice from Tenant sets forth a reasonably particularized breakdown of its costs and expenses in connection with taking such action on behalf of Landlord, and such action was required under the terms of this Lease to be taken by Landlord, then Tenant shall be entitled to deduct the amount set forth in such invoice from Rent payable by Tenant under this Lease. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such action did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive (in which case Landlord shall pay the amount it contends would not have been excessive), then Tenant shall not be entitled to such deduction from Rent. If Tenant receives a final, non-appealable judgment from a court of competent jurisdiction that the costs set forth in the invoice are due and payable, Tenant shall either (i) immediately have the right to deduct such costs from Rent next due under this Lease or (ii) if the Lease Expiration Date has occurred, be entitled to immediate cash reimbursement from Landlord, in either event such amount shall include interest on such costs from the date such costs should have been paid by Landlord.


                                    ARTICLE 8

                            ADDITIONS AND ALTERATIONS

        8.1 LANDLORD'S CONSENT TO ALTERATIONS. Tenant shall have the right, without Landlord's consent, but upon five (5) business days prior notice to Landlord, to make strictly cosmetic, non-structural additions and alterations ("COSMETIC ALTERATIONS") to the Premises that do not (i) involve the expenditure of more than Twenty-Five Thousand and No/100 Dollars ($25,000.00) in the aggregate, (ii) affect the exterior appearance of the Building, (iii) affect the Building Systems or the Building Structure, or (iv) violate law. Except in connection with Cosmetic Alterations, Tenant may make improvements, alterations, additions or changes to the

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Premises or the Base Building (collectively, the "ALTERATIONS") only upon first procuring the prior written consent of Landlord to such Alterations, which consent shall be requested by Tenant not less than thirty (30) days prior to the commencement thereof, and which consent shall not be unreasonably withheld by Landlord, provided it shall be deemed reasonable for Landlord to withhold its consent to any Alteration which adversely affects the structural portions or the systems or equipment of the Building or is visible from the exterior of the Building. The construction of the initial improvements to the Premises shall be governed by the terms of the Tenant Work Letter and not the terms of this
Article 8.

        8.2 MANNER OF CONSTRUCTION. Landlord may impose, as a condition of its consent to any and all Alterations or repairs of the Premises or about the Premises, such reasonable requirements as Landlord in its reasonable discretion may deem desirable (except in the event such Alterations or Repairs will affect the exterior appearance of the Building, the Systems of the Building or the structure of the Building, in which event any requirement shall be at Landlord's sole discretion). Such requirements may include, but are not limited to, the requirement that Tenant utilize for such purposes only contractors, subcontractors, materials, mechanics and materialmen selected by Tenant from a list provided and approved by Landlord, in Landlord's reasonable discretion, provided that in the event that such Alterations or Repairs will affect the exterior appearance of the Building, the systems of the Building or the structure of the Building, such contractors and subcontractors shall be selected from a list provided and approved by Landlord in its sole discretion. Upon Landlord's request, which request must be made at the time Landlord grants its consent, if at all, to any proposed Alterations or Repairs, Tenant shall, at Tenant's expense, remove such Alterations upon the expiration or any early termination of the Lease Term. Tenant shall construct such Alterations and perform such repairs in a good and workmanlike manner, in conformance with any and all applicable federal, state, county or municipal laws, rules and regulations and pursuant to a valid building permit, issued by the City of Irvine, all in conformance with Landlord's construction rules and regulations. In the event Tenant performs any Alterations in the Premises which require or give rise to governmentally required changes to the "Base Building," as that term is defined below, then Landlord shall, at Tenant's expense, make such changes to the Base Building. The "BASE BUILDING" shall include the structural portions of the Building, and the public restrooms and the systems and equipment located in the internal core of the Building on the floor or floors on which the Premises are located. In performing the work of any such Alterations, Tenant shall have the work performed in such manner so as not to obstruct access to the Project or any portion thereof, by any other tenant of the Project, and so as not to obstruct the business of Landlord or other tenants in the Project. Tenant shall not use (and upon notice from Landlord shall cease using) contractors, services, workmen, labor, materials or equipment that, in Landlord's reasonable judgment, would disturb labor harmony with the workforce or trades engaged in performing other work, labor or services in or about the Building or the Common Areas. In addition to Tenant's obligations under Article 9 of this Lease, upon completion of any Alterations, Tenant agrees to cause a Notice of Completion to be recorded in the office of the Recorder of the County of Orange in accordance with Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Project management office a reproducible copy of the "as built" drawings of the Alterations as well as all permits, approvals and other documents issued by any governmental agency in connection with the Alterations.

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        8.3 PAYMENT FOR IMPROVEMENTS. If payment is made directly to contractors, Tenant shall comply with Landlord's requirements for final lien releases and waivers in connection with Tenant's payment for work to contractors. Whether or not Tenant orders any work directly from Landlord, Tenant shall pay to Landlord a percentage of the cost of such work sufficient to compensate Landlord for all overhead, general conditions, fees and other costs and expenses arising from Landlord's involvement with such work.

        8.4 CONSTRUCTION INSURANCE. In connection with the construction of any Alterations, Tenant shall comply with the terms of Section 10.3.4 regarding Tenant's and its agents' insurance obligations.

        8.5 LANDLORD'S PROPERTY. All Alterations, improvements, fixtures, equipment and/or appurtenances which may be installed or placed in or about the Premises, from time to time, shall be at the sole cost of Tenant and shall be and become the property of Landlord, except that Tenant may remove any Alterations, improvements, fixtures and/or equipment which Tenant can substantiate to Landlord have not been paid for with any Tenant improvement allowance funds provided to Tenant by Landlord, provided Tenant repairs any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord. Tenant shall not be required to remove the initial Tenant Improvements installed pursuant to the Tenant Work Letter. Furthermore, if Landlord, as a condition to Landlord's consent to any Alteration, requires that Tenant remove any Alteration upon the expiration or early termination of the Lease Term, Landlord may, by written notice to Tenant prior to the end of the Lease Term, or given following any earlier termination of this Lease, require Tenant, at Tenant's expense, to remove such Alterations and to repair any damage to the Premises and Building caused by such removal and returns the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord. If Tenant fails to complete such removal and/or to repair any damage caused by the removal of any Alterations and returns the affected portion of the Premises to a building standard tenant improved condition as reasonably determined by Landlord, Landlord may do so and may charge the cost thereof to Tenant. Tenant hereby protects, defends, indemnifies and holds Landlord harmless from any liability, cost, obligation, expense or claim of lien in any manner relating to the installation, placement, removal or financing of any such Alterations, improvements, fixtures and/or equipment in, on or about the Premises, which obligations of Tenant shall survive the expiration or earlier termination of this Lease.


                                    ARTICLE 9

                             COVENANT AGAINST LIENS

        Tenant shall keep the Project and Premises free from any liens or encumbrances arising out of the work performed, materials furnished or obligations incurred by or on behalf of Tenant, and shall protect, defend, indemnify and hold Landlord harmless from and against any claims, liabilities, judgments or costs (including, without limitation, reasonable attorneys' fees and costs) arising out of same or in connection therewith. Tenant shall give Landlord notice at least twenty (20) days prior to the commencement of any such work on the Premises (or such additional time

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as may be necessary under applicable laws) to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within five (5) days after notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed Additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject
Landlord's title to the Building or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Building or Premises arising in connection with any such work or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenant's interest in the Premises and shall in all respects be subordinate to Landlord's title to the Project, Building and Premises.


                                   ARTICLE 10

                                    INSURANCE

        10.1 INDEMNIFICATION AND WAIVER. Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises from any cause whatsoever and agrees that Landlord, its partners, subpartners and their respective officers, agents, employees, and independent contractors (collectively, "LANDLORD PARTIES") shall not be liable for, and are hereby released from any responsibility for, any damage either to person or property or resulting from the loss of use thereof, which damage is sustained by Tenant or by other persons claiming through Tenant. Tenant shall indemnify, defend, protect, and hold harmless the Landlord Parties from any and all loss, cost, damage, expense and liability (including without limitation court costs and reasonable attorneys' fees) incurred in connection with or arising from any cause in, on or about the Premises, any intentional acts, or omissions or negligence of Tenant or Tenant's contractors, agents, employees or licensees or any such person (collectively, "TENANT PARTIES"), in, on or about the Project, or any breach of the terms of this Lease, during Tenant's occupancy of the Premises, provided that the terms of the foregoing indemnity shall not apply to the intentional acts, or omissions or negligence of Landlord or Landlord Parties. Landlord shall indemnify, defend, protect, and hold harmless Tenant and the Tenant Parties from any and all loss, cost, damage, expense and liability (including without limitation reasonable attorneys' fees) arising from the intentional acts, or omissions or negligence of the Landlord or Landlord Parties in, on or about the Project, except to the extent caused by the intentional acts, omissions or negligence of the Tenant Parties. Notwithstanding anything to the contrary set forth in this Lease, either party's agreement to indemnify the other party as set forth in this Article 10, above, shall be ineffective to the extent the matters for which such party agreed to indemnify the other party are covered by insurance. Further, Tenant's agreement to indemnify Landlord and Landlord's agreement to indemnify Tenant pursuant to this Article 10 are not intended and shall not relieve any insurance carrier of its obligations under policies required to be carried pursuant to the provision of this Lease, to the extent such policies cover subject to the parties' respective indemnification obligations; nor shall they supersede any inconsistent agreement of the parties set forth in any other provision of this Lease. Should Landlord be named as a defendant in any suit brought

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

against Tenant in connection with or arising out of Tenant's occupancy of the Premises, to the extent Landlord is not found liable, Tenant shall pay to Landlord its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. In addition, Tenant shall pay to Landlord any costs and expenses, including without limitation, its actual attorney's fees, incurred by Landlord in successfully enforcing Tenant's indemnity obligations set forth in this Section 10.1. Should Tenant be named as a defendant in any suit brought against Landlord in connection with or arising out of Landlord's operation of the Project, to the extent Tenant is not found liable, Landlord shall pay to Tenant its costs and expenses incurred in such suit, including without limitation, its actual professional fees such as appraisers', accountants' and attorneys' fees. In addition, Landlord shall pay to Tenant any costs and expenses, including without limitation, its actual attorney's fees, incurred by Tenant in successfully enforcing Landlord's indemnity obligations set forth in this Section 10.1. The provisions of this Section 10.1 shall survive the expiration or sooner termination of this Lease with respect to any claims or liability arising in connection with any event occurring prior to such expiration or termination.

        10.2 LANDLORD'S FIRE AND CASUALTY INSURANCE. Landlord shall insure the Project during the Lease Term against loss or damage due to fire and other casualties covered within the classification of fire and extended coverage, vandalism coverage and malicious mischief, sprinkler leakage, water damage and special extended coverage on the Project. Such coverage shall be in such amounts, from such companies, and on such terms and conditions, as Landlord may from time to time determine. Additionally, at the option of Landlord, such insurance coverage may include the risks of earthquakes and/or flood damage and additional hazards, a rental loss endorsement and one or more loss payee endorsements in favor of the holders of any mortgages or deeds of trust encumbering the interest of Landlord in the Project or the ground or underlying lessors of the Project, or any portion thereof. Notwithstanding the foregoing provisions of this Section 10.2, the coverage and amounts of insurance carried by Landlord in connection with the Project shall at a minimum be comparable to the coverage and amounts of insurance which are carried by reasonably prudent landlords of Comparable Buildings. Tenant shall, at Tenant's expense, comply with all insurance company requirements pertaining to the use of the Premises. If Tenant's conduct or use of the Premises causes any increase in the premium for such insurance policies then Tenant shall reimburse Landlord for any such increase.

        10.3 TENANT'S INSURANCE. Tenant shall maintain the following coverages in the following amounts.

               10.3.1 Commercial General Liability Insurance covering the insured against claims of bodily injury, personal injury and property damage (including loss of use thereof) arising out of Tenant's operations, actions, and contractual liabilities (covering the performance by Tenant of its indemnity agreements) including a Broad Form endorsement covering the insuring provisions of this Lease and the performance by Tenant of the indemnity agreements set forth in Section 10.1 of this Lease, for limits of liability (with a commercially reasonable deductible) not less than:

       Bodily Injury and                          $3,000,000 each occurrence
       Property Damage Liability                  $3,000,000 annual aggregate

       Personal Injury Liability                  $3,000,000 each occurrence
                                                  $3,000,000 annual aggregate

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

               10.3.2 All Risk Property Insurance covering (i) all office furniture, business and trade fixtures, office equipment, free-standing cabinet work, movable partitions, merchandise and all other items of Tenant's property on the Premises installed by, for, or at the expense of Tenant, (ii) the "Tenant Improvements", as that term is defined in Section 2.1 of the Tenant Work Letter and any other improvements which exist in the Premises as of the Lease Commencement Date (excluding the Base Building) (the "ORIGINAL IMPROVEMENTS"),
(iii) the Tenant's business interruption and extra expense in an amount equal to one (1) year of Rent due under this Lease and (iv) all other improvements, alterations and additions to the Premises. Such insurance shall be written on an "all risks" of physical loss or damage basis, for the full replacement cost value (subject to reasonable deductible amounts) and with an agreed amount endorsement, and shall include coverage for damage or other loss caused by fire or other peril including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, earthquake sprinkler leakage, bursting or stoppage of pipes, and explosion.

               10.3.3 Worker's Compensation and Employer's Liability in an amount no less than $1,000,000.00 or other similar insurance pursuant to all applicable state and local statutes and regulations.

               10.3.4 Prior to commencing any construction in the Premises, either in connection with the initial construction of the Tenant Improvements, or in connection with any Alterations, Tenant shall provide Landlord with evidence that any contractors, subcontractors, architects or engineers engaged in such construction carry insurance of the type and in the amount required to be carried by Tenant pursuant to Sections 10.3.1 and 10.3.2, above. In addition, any general contractor's policy of insurance shall contain an owner's contractor protective endorsement, and coverage for work performed by others, and any contractors or subcontractors insurance shall contain products and completed operations coverage and said contractor shall warrant that it shall continue to carry such coverage for a period of not less than ten (10) years. Any architects or engineers engaged by Tenant in connection with any such construction shall additionally carry errors and omissions insurance coverage. In addition, Landlord may, in its discretion, require that Tenant obtain a lien and completion bond or some alternate form of security satisfactory to Landlord in an amount sufficient to ensure the lien-free completion of such Alterations and naming Landlord as a co-obligee.

        10.4 FORM OF POLICIES. The minimum limits of policies of insurance required of Tenant or its contractors, subcontractors, architects or engineers under this Lease shall in no event limit the liability of Tenant under this Lease. Such insurance shall (i) as appropriate name Landlord, and any other party the Landlord so specifies, as an additional insured, including Landlord's managing agent, if any; (ii) specifically cover the liability assumed by Tenant under this Lease,

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

including, but not limited to, Tenant's obligations under Section 10.1 of this Lease; (iii) be issued by an insurance company having a rating of not less than A-X in Best's Insurance Guide or which is otherwise acceptable to Landlord and licensed to do business in the State of California; (iv) be primary insurance as to all claims thereunder and provide that any insurance carried by Landlord is excess and is non-contributing with any insurance requirement of Tenant; (v) be in form and content reasonably acceptable to Landlord; and (vi) provide that said insurance shall not be canceled or coverage materially changed unless thirty (30) days' prior written notice shall have been given to Landlord and any mortgagee of Landlord by the insurer or the Tenant. Tenant shall deliver said policy or policies or certificates thereof to Landlord on or before the Lease Commencement Date and at least thirty (30) days before the expiration dates thereof. In the event Tenant shall fail to procure such insurance, or to deliver such policies or certificate, Landlord may, at its option, procure such policies for the account of Tenant, and the cost thereof shall be paid to Landlord within fifteen (15) days after delivery to Tenant of bills therefor. Landlord shall, in good faith, attempt to provide Tenant with notice of Landlord's exercise of the foregoing right, if any, within thirty (30) days following such exercise, provided, Landlord's failure to deliver such notice shall not affect Landlord's rights hereunder.

        10.5 SUBROGATION. Landlord and Tenant intend that their respective property loss risks shall be borne by insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right to the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that the waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

        10.6 ADDITIONAL INSURANCE OBLIGATIONS. Tenant shall carry and maintain during the entire Lease Term, at Tenant's sole cost and expense, increased amounts of the insurance required to be carried by Tenant pursuant to this
Article 10 and such other reasonable types of insurance coverage and in such reasonable amounts covering the Premises and Tenant's operations therein, as may be reasonably requested by Landlord.


                                   ARTICLE 11

                             DAMAGE AND DESTRUCTION

        11.1 REPAIR OF DAMAGE TO PREMISES BY LANDLORD. Tenant shall promptly notify Landlord of any damage to the Premises resulting from fire or any other loss. If the Premises or any Common Areas serving or providing access to the Premises shall be damaged by fire or other casualty, Landlord shall promptly and diligently, subject to reasonable delays for insurance adjustment or other matters beyond Landlord's reasonable control, and subject to all other terms of this Article 11, restore the Base Building and such Common Areas. Such restoration shall be to substantially the same condition of the Base Building and the Common Areas prior to the casualty, except for modifications required by zoning and building codes and other laws or by the

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                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

holder of a mortgage on the Building or Project or any other modifications to the Common Areas deemed desirable by Landlord, provided that access to the Premises and any common restrooms serving the Premises shall not be materially impaired. Upon the occurrence of any damage to the Premises, if the Lease is not terminated as provided in Section 11.2 below, Tenant shall assign to Landlord (or to any party designated by Landlord) all insurance proceeds payable to Tenant under Tenant's insurance required under Sections 10.3.2(ii) and (iv) of this Lease, and Landlord shall repair any injury or damage to the Tenant Improvements and the Original Improvements installed in the Premises and shall return such Tenant Improvements and Original Improvements to their original condition; provided that if the cost of such repair by Landlord exceeds the amount of insurance proceeds received by Landlord from Tenant's insurance carrier, as assigned by Tenant, the cost of such repairs shall be paid by Tenant to Landlord prior to Landlord's commencement of repair of the damage. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof; provided however, that if such fire or other casualty shall have damaged the Premises or Common Areas necessary to Tenant's occupancy, Landlord shall allow Tenant a proportionate abatement of Rent to the extent Landlord is reimbursed from the proceeds of rental interruption insurance purchased by Landlord as part of Operating Expenses, during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease, and not occupied by Tenant as a result thereof; provided, further, however, that if the damage or destruction is due to the negligence or willful misconduct of Tenant or any of its agents, employees, contractors, invitees or guests, Tenant shall be responsible for any reasonable, applicable insurance deductible (which shall be payable to Landlord upon demand) and there shall be no rent abatement.

        11.2 LANDLORD'S OPTION TO REPAIR. Notwithstanding the terms of Section
11.1 of this Lease, Landlord may elect not to rebuild and/or restore the Premises, Building and/or Project, and instead terminate this Lease, by notifying Tenant in writing of such termination within sixty (60) days after the date of the discovery of damage, such notice to include a termination date giving Tenant sixty (60) days to vacate the Premises, but Landlord may so elect only if the Building or Project shall be damaged by fire or other casualty or cause, whether or not the Premises are affected, and one or more of the following conditions is present: (i) in Landlord's reasonable judgment, repairs cannot reasonably be completed within ninety (90) days (or in the event of damage resulting from earthquake, one hundred eighty (180) days) after the date of damage (when such repairs are made without the payment of overtime or other premiums); (ii) the holder of any mortgage on the Building or Project or ground lessor with respect to the Building or Project shall require that the insurance proceeds or any portion thereof be used to retire the mortgage debt, or shall terminate the ground lease, as the case may be; (iii) the damage is not fully covered, except for deductible amounts, by Landlord's insurance policies; (iv) Landlord decides to rebuild the Building or Common Areas so that they will be substantially different structurally or architecturally; (v) the damage occurs during the last twelve (12) months of the Lease Term as the same may have been extended, if at all, pursuant to Tenant's exercise of any option right granted in Section 2.3 of this Lease; or (vi) any owner of any other portion of the Project, other than Landlord, does not intend to repair the damage to such portion of the Project; provided, however, that if Landlord does not elect to terminate this Lease pursuant to Landlord's termination right as provided above, and the repairs cannot, in the reasonable opinion of Landlord, be completed

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

within one hundred eighty (180) days after being commenced, Tenant may elect, no earlier than sixty (60) days after the date of the damage and not later than ninety (90) days after the date of such damage, to terminate this Lease by written notice to Landlord effective as of the date specified in the notice, which date shall not be less than thirty (30) days nor more than sixty (60) days after the date such notice is given by Tenant.

        11.3 WAIVER OF STATUTORY PROVISIONS. The provisions of this Lease, including this Article 11, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, the Building or the Project, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any other statute or regulation, now or hereafter in effect, shall have no application to this Lease or any damage or destruction to all or any part of the Premises, the Building or the Project.


                                   ARTICLE 12

                                    NONWAIVER

        No provision of this Lease shall be deemed waived by either party hereto unless expressly waived in a writing signed thereby. The waiver by either party hereto of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of same or any other term, covenant or condition herein contained. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any term, covenant or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent. No acceptance of a lesser amount than the Rent herein stipulated shall be deemed a waiver of Landlord's right to receive the full amount due, nor shall any endorsement or statement on any check or payment or any letter accompanying such check or payment be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the full amount due. No receipt of monies by Landlord from Tenant after the termination of this Lease shall in any way alter the length of the Lease Term or of Tenant's right of possession hereunder, or after the giving of any notice shall reinstate, continue or extend the Lease Term or affect any notice given Tenant prior to the receipt of such monies, it being agreed that after the service of notice or the commencement of a suit, or after final judgment for possession of the Premises, Landlord may receive and collect any Rent due, and the payment of said Rent shall not waive or affect said notice, suit or judgment.


                                   ARTICLE 13

                                  CONDEMNATION

        If the whole or any part of the Premises, Building or Project shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or

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                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises, Building or Project, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. If more than twenty-five percent (25%) of the rentable square feet of the Premises is taken, or if access to the Premises is substantially impaired, in each case for a period in excess of one hundred eighty (180) days, Tenant shall have the option to terminate this Lease effective as of the date possession is required to be surrendered to the authority. Tenant shall not because of such taking assert any claim against Landlord or the authority for any compensation because of such taking and Landlord shall be entitled to the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Lease Term pursuant to the terms of this Lease, and for moving expenses, so long as such claims do not diminish the award available to Landlord, its ground lessor with respect to the Building or Project or its mortgagee, and such claim is payable separately to Tenant. All Rent shall be apportioned as of the date of such termination. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated. Tenant hereby waives any and all rights it might otherwise have pursuant to Section 1265.130 of The California Code of Civil Procedure. Notwithstanding anything to the contrary contained in this Article 13, in the event of a temporary taking of all or any portion of the Premises for a period of one hundred and eighty (180) days or less, then this Lease shall not terminate but the Base Rent and the Additional Rent shall be abated for the period of such taking in proportion to the ratio that the amount of rentable square feet of the Premises taken bears to the total rentable square feet of the Premises. Landlord shall be entitled to receive the entire award made in connection with any such temporary taking.


                                   ARTICLE 14

                            ASSIGNMENT AND SUBLETTING

        14.1 TRANSFERS. Tenant shall not, without the prior written consent of Landlord, assign, mortgage, pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, permit any assignment, or other transfer of this Lease or any interest hereunder by operation of law, sublet the Premises or any part thereof, or enter into any license or concession agreements or otherwise permit the occupancy or use of the Premises or any part thereof by any persons other than Tenant and its employees and contractors (all of the foregoing are hereinafter sometimes referred to collectively as "TRANSFERS" and any person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "TRANSFEREE"). If Tenant desires Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice (the "TRANSFER NOTICE") shall include (i) the proposed effective date of the Transfer, which shall not be less than thirty (30) days nor more than one hundred eighty (180) days after the date of delivery of the Transfer Notice, (ii) a description of the portion of the Premises to be transferred (the "SUBJECT SPACE"), (iii) all of the terms of the proposed Transfer and the consideration therefor, including calculation of the "Transfer Premium", as that term is defined in Section 14.3 below, in connection with such Transfer, the name and address of

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

the proposed Transferee, and a copy of all existing executed and/or proposed documentation pertaining to the proposed Transfer, including all existing operative documents to be executed to evidence such Transfer or the agreements incidental or related to such Transfer, provided that Landlord shall have the right to require Tenant to utilize Landlord's standard consent documents in connection with the documentation of such Transfer and (iv) financial statements for the prior two (2) fiscal years of the proposed Transferee certified by an officer, partner or owner thereof, business credit and personal references and history of the proposed Transferee and any other information reasonably required by Landlord which will enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space. Any Transfer made without Landlord's prior written consent shall, at Landlord's option, be null, void and of no effect, and shall, at Landlord's option, constitute a default by Tenant under this Lease. Whether or not Landlord consents to any proposed Transfer, Tenant shall pay Landlord's review and processing fees, as well as any reasonable professional fees (including, without limitation, attorneys', accountants', architects', engineers' and consultants' fees) incurred by Landlord, within thirty (30) days after written request by Landlord.

        14.2 LANDLORD'S CONSENT. Landlord shall not unreasonably withhold its consent to any proposed Transfer of the Subject Space to the Transferee on the terms specified in the Transfer Notice. Without limitation as to other reasonable grounds for withholding consent, the parties hereby agree that it shall be reasonable under this Lease and under any applicable law for Landlord to withhold consent to any proposed Transfer where one or more of the following apply:

               14.2.1 The Transferee is of a character or reputation or engaged in a business which is not consistent with the quality of the Building or the Project, or would be a significantly less prestigious occupant of the Building than Tenant;

               14.2.2 The Transferee intends to use the Subject Space for purposes which are not permitted under this Lease;

               14.2.3 The Transferee is either a governmental agency or instrumentality thereof;

               14.2.4 The Transferee is not a party of reasonable financial worth and/or financial stability in light of the responsibilities to be undertaken in connection with the Transfer on the date consent is requested;

               14.2.5 The proposed Transfer would cause a violation of another lease for space in the Project, or would give an occupant of the Project a right to cancel its lease;

               14.2.6 The terms of the proposed Transfer will allow the Transferee to exercise a right of renewal, right of expansion, right of first offer, or other similar right held by Tenant (or will allow the Transferee to occupy space leased by Tenant pursuant to any such right); or

               14.2.7 Either the proposed Transferee, or any person or entity which directly or indirectly, controls, is controlled by, or is under common control with, the proposed Transferee,

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

(i) occupies space in the Project at the time of the request for consent, or
(ii) is negotiating or has negotiated with Landlord to lease space in the Project.

        If Landlord consents to any Transfer pursuant to the terms of this
Section 14.2 (and does not exercise any recapture rights Landlord may have under Section 14.4 of this Lease), Tenant may within six (6) months after Landlord's consent, but not later than the expiration of said six-month period, enter into such Transfer of the Premises or portion thereof, upon substantially the same terms and conditions as are set forth in the Transfer Notice furnished by Tenant to Landlord pursuant to Section 14.1 of this Lease, provided that if there are any changes in the terms and conditions from those specified in the Transfer Notice (i) such that Landlord would initially have been entitled to refuse its consent to such Transfer under this Section 14.2, or (ii) which would cause the proposed Transfer to be more favorable to the Transferee than the terms set forth in Tenant's original Transfer Notice, Tenant shall again submit the Transfer to Landlord for its approval and other action under this Article 14 (including Landlord's right of recapture, if any, under Section 14.4 of this Lease). Notwithstanding anything to the contrary in this Lease, if Tenant or any proposed Transferee claims that Landlord has unreasonably withheld or delayed its consent under Section 14.2 or otherwise has breached or acted unreasonably under this Article 14, their sole remedies shall be a declaratory judgment and an injunction for the relief sought without any monetary damages, and Tenant hereby waives all other remedies, including, without limitation, any right at law or equity to terminate this Lease, on its own behalf and, to the extent permitted under all applicable laws, on behalf of the proposed Transferee.

        14.3 TRANSFER PREMIUM. If Landlord consents to a Transfer, as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay to Landlord fifty percent (50%) of any "Transfer Premium," as that term is defined in this Section 14.3, received by Tenant from such Transferee. "TRANSFER PREMIUM" shall mean all rent, additional rent or other consideration payable by such Transferee in connection with the Transfer in excess of the Rent and Additional Rent payable by Tenant under this Lease during the term of the Transfer on a per rentable square foot basis if less than all of the Premises is transferred, after deducting the reasonable expenses incurred by Tenant for (i) any changes, alterations and improvements to the Premises in connection with the Transfer, (ii) any free base rent reasonably provided to the Transferee, and
(iii) any brokerage commissions in connection with the Transfer (collectively, "TENANT'S SUBLEASING COSTS"). "Transfer Premium" shall also include, but not be limited to, key money, bonus money or other cash consideration paid by Transferee to Tenant in connection with such Transfer, and any payment in excess of fair market value for services rendered by Tenant to Transferee or for assets, fixtures, inventory, equipment, or furniture transferred by Tenant to Transferee in connection with such Transfer. The determination of the amount of Landlord's applicable share of the Transfer Premium shall be made on a monthly basis as rent or other consideration is received by Tenant under the Transfer. For purposes of calculating the Transfer Premium on a monthly basis, (i) Tenant's Subleasing Costs shall be deemed to be expended by Tenant in equal monthly amounts over the entire term of the Transfer and (ii) the Rent paid for the Subject Space by Tenant shall be computed after adjusting such rent to the actual effective rent to be paid, taking into consideration any and all leasehold concessions granted in connection therewith, including, but not limited to, any rent credit and tenant improvement allowance. For

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

purposes of calculating any such effective rent all such concessions shall be amortized on a straight-line basis over the relevant term.

        14.4 LANDLORD'S OPTION AS TO SUBJECT SPACE. Notwithstanding anything to the contrary contained in this Article 14, Landlord shall have the option, by giving written notice (the "Transfer Response Notice") to Tenant within thirty
(30) days after receipt of any Transfer Notice, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in the Transfer Notice as the effective date of the proposed Transfer until the last day of the term of the Transfer as set forth in the Transfer Notice (or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter), provided, however, that Tenant shall have the right, upon written notice to Landlord within ten (10) days after receipt of the Transfer Response Notice to withdraw Tenant's Transfer Notice, in which event Landlord's rights to recapture or take an assignment or sublease of the Subject Space hereunder shall have no force and effect as to the subject Transfer only. In the event of a recapture by Landlord, if this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, and this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute written confirmation of the same. If Landlord declines, or fails to elect in a timely manner to recapture the Subject Space under this Section 14.4, then, provided Landlord has consented to the proposed Transfer, Tenant shall be entitled to proceed to transfer the Subject Space to the proposed Transferee, subject to provisions of this Article 14.

        14.5 EFFECT OF TRANSFER. If Landlord consents to a Transfer, (i) the terms and conditions of this Lease shall in no way be deemed to have been waived or modified, (ii) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (iii) Tenant shall deliver to Landlord, promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, (iv) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer, and (v) no Transfer relating to this Lease or agreement entered into with respect thereto, whether with or without Landlord's consent, shall relieve Tenant or any guarantor of the Lease from any liability under this Lease, including, without limitation, in connection with the Subject Space. Landlord or its authorized representatives shall have the right at all reasonable times to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall, within thirty (30) days after demand, pay the deficiency, and if understated by more than five percent (5%), Tenant shall pay Landlord's costs of such audit.

        14.6 ADDITIONAL TRANSFERS. For purposes of this Lease, the term "TRANSFER" shall also include (i) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of fifty percent (50%) or more of the partners, or transfer of fifty percent (50%) or more of partnership interests, within a twelve (12)-month period, or the dissolution of the

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

partnership without immediate reconstitution thereof, and (ii) if Tenant is a closely held corporation (i.e., whose stock is not publicly held and not traded through an exchange or over the counter), (A) the dissolution, merger, consolidation or other reorganization of Tenant or (B) the sale or other transfer of an aggregate of fifty percent (50%) or more of the voting shares of Tenant (other than to immediate family members by reason of gift or death), within a twelve (12)-month period, or (C) the sale, mortgage, hypothecation or pledge of an aggregate of fifty percent (50%) or more of the value of the unencumbered assets of Tenant within a twelve (12)-month period.

        14.7 OCCURRENCE OF DEFAULT. Any Transfer hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any Transfer, Landlord shall have the right to:
(i) treat such Transfer as cancelled and repossess the Subject Space by any lawful means, or (ii) require that such Transferee attorn to and recognize Landlord as its landlord under any such Transfer. If Tenant shall be in default under this Lease, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such default is cured. Such Transferee shall rely on any representation by Landlord that Tenant is in default hereunder, without any need for confirmation thereof by Tenant. Upon any assignment, the assignee shall assume in writing all obligations and covenants of Tenant thereafter to be performed or observed under this Lease. No collection or acceptance of rent by Landlord from any Transferee shall be deemed a waiver of any provision of this Article 14 or the approval of any Transferee or a release of Tenant from any obligation under this Lease, whether theretofore or thereafter accruing. In no event shall Landlord's enforcement of any provision of this Lease against any Transferee be deemed a waiver of Landlord's right to enforce any term of this Lease against Tenant or any other person. If Tenant's obligations hereunder have been guaranteed, Landlord's consent to any Transfer shall not be effective unless the guarantor also consents to such Transfer.

        14.8 NON-TRANSFERS. Notwithstanding anything to the contrary contained in Article 14 of this Lease, provided that Tenant notifies Landlord of any such assignment or sublease and promptly supplies Landlord with any documents or information requested by Landlord regarding such assignment or sublease, and further provided that such assignment or sublease is not a subterfuge by Tenant to avoid its obligations under this Lease, Tenant may assign this Lease or sublet all or any portion of the Premises to (i) any entity formed by Tenant, provided that Tenant owns or beneficially controls a majority of the outstanding ownership interest in such entity, (ii) any parent or subsidiary entity of Tenant, (iii) any person or entity that acquires all or substantially all of Tenant's assets or capital stock, or (iv) any entity with which Tenant merges, regardless of whether Tenant is the surviving entity, and any such assignment or subletting shall not be deemed to be a Transfer under this Section 14. In addition, a Transfer shall not include, and Landlord's consent shall not be required for, (i) any initial or subsequent public offering by Tenant, (ii) if Tenant is a public company, any sale or transfer of capital stock of Tenant, or
(iii) if Tenant is a public company, the sale or transfer of Tenant's stock to take Tenant private.

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                                                    [Kofax Image Products, Inc.]

                                   ARTICLE 15

                      SURRENDER OF PREMISES; OWNERSHIP AND
                            REMOVAL OF TRADE FIXTURES

        15.1 SURRENDER OF PREMISES. No act or thing done by Landlord or any agent or employee of Landlord during the Lease Term shall be deemed to constitute an acceptance by Landlord of a surrender of the Premises unless such intent is specifically acknowledged in writing by Landlord. The delivery of keys to the Premises to Landlord or any agent or employee of Landlord shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been properly terminated. The voluntary or other surrender of this Lease by Tenant, whether accepted by Landlord or not, or a mutual termination hereof, shall not work a merger, and at the option of Landlord shall operate as an assignment to Landlord of all subleases or subtenancies affecting the Premises or terminate any or all such sublessees or subtenancies.

        15.2 REMOVAL OF TENANT PROPERTY BY TENANT. Upon the expiration of the Lease Term, or upon any earlier termination of this Lease, Tenant shall, subject to the provisions of this Article 15, quit and surrender possession of the Premises to Landlord in as good order and condition as when Tenant took possession and as thereafter improved by Landlord and/or Tenant, reasonable wear and tear and repairs which are specifically made the responsibility of Landlord hereunder excepted. Upon such expiration or termination, Tenant shall, without expense to Landlord, remove or cause to be removed from the Premises (i) all debris and rubbish, (ii) such items of furniture, equipment, business and trade fixtures, free-standing cabinet work, movable partitions and other articles of personal property owned by Tenant or installed or placed by Tenant at its expense in the Premises, however, attached, installed or affixed, which shall remain Tenant's property, (iii) and such similar articles of any other persons claiming under Tenant, as Landlord may, in its sole discretion, require to be removed, and Tenant shall repair at its own expense all damage to the Premises and Building resulting from such removal.


                                   ARTICLE 16

                                  HOLDING OVER

        If Tenant holds over after the expiration of the Lease Term or earlier termination thereof, with or without the express or implied consent of Landlord, such tenancy shall be from month-to-month only, and shall not constitute a renewal hereof or an extension for any further term, and in such case Rent shall be payable at a monthly rate equal to the product of (i) the Rent applicable during the last rental period of the Lease Term under this Lease, and (ii) a percentage equal to one hundred fifty percent (150%).. Such month-to-month tenancy shall be subject to every other applicable term, covenant and agreement contained herein. Nothing contained in this Article 16 shall be construed as consent by Landlord to any holding over by Tenant, and Landlord expressly reserves the right to require Tenant to surrender possession of the Premises to Landlord as provided in this Lease upon the expiration or other termination of this Lease. The provisions of

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                                                    [Kofax Image Products, Inc.]

this Article 16 shall not be deemed to limit or constitute a waiver of any other rights or remedies of Landlord provided herein or at law. If Tenant fails to surrender the Premises upon the termination or expiration of this Lease, in addition to any other liabilities to Landlord accruing therefrom, Tenant shall protect, defend, indemnify and hold Landlord harmless from all loss, costs (including reasonable attorneys' fees) and liability resulting from such failure, including, without limiting the generality of the foregoing, any claims made by any succeeding tenant founded upon such failure to surrender and any lost profits to Landlord resulting therefrom.


                                   ARTICLE 17

                              ESTOPPEL CERTIFICATES

        Within ten (10) days following a request in writing by Landlord, Tenant shall execute, acknowledge and deliver to Landlord an estoppel certificate, which, as submitted by Landlord, shall be substantially in the form of EXHIBIT E, attached hereto (or such other form as may be required by any prospective mortgagee or purchaser of the Project, or any portion thereof), indicating therein any exceptions thereto that may exist at that time, and shall also contain any other information reasonably requested by Landlord or Landlord's mortgagee or prospective mortgagee. Any such certificate may be relied upon by any prospective mortgagee or purchaser of all or any portion of the Project. Tenant shall execute and deliver whatever other instruments may be reasonably required for such purposes within ten (10) days after receipt of a request by Landlord. At any time during the Lease Term, Landlord may require Tenant to provide Landlord within ten (10) days after receipt of a request by Landlord with a current financial statement and financial statements of the two (2) years prior to the current financial statement year. Such statements shall be prepared in accordance with generally accepted accounting principles and, if such is the normal practice of Tenant, shall be audited by an independent certified public accountant. Failure of Tenant to timely execute, acknowledge and deliver such estoppel certificate or other instruments shall constitute an acceptance of the Premises and an acknowledgment by Tenant that statements included in the estoppel certificate are true and correct, without exception.


                                   ARTICLE 18

                                  SUBORDINATION

        This Lease shall be subject and subordinate to all present and future ground or underlying leases of the Building or Project and to the lien of any mortgage, trust deed or other encumbrances now or hereafter in force against the Building or Project or any part thereof, if any, and to all renewals, extensions, modifications, consolidations and replacements thereof, and to all advances made or hereafter to be made upon the security of such mortgages or trust deeds, unless the holders of such mortgages, trust deeds or other encumbrances, or the lessors under such ground lease or underlying leases (collectively, "MORTGAGEES"), require in writing that this Lease be superior thereto. Landlord shall provide Tenant with a non-disturbance agreement in a commercially reasonable form from Landlord's presently existing lender holding a first deed of trust on the Project upon the full execution of this Lease. Further, Landlord's delivery to Tenant

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of commercially reasonable non-disturbance agreement(s) in favor of Tenant from any ground lessors, mortgage holders or lien holders of Landlord who later come into existence at any time prior to the expiration of the Lease Term shall be in consideration of, and a condition precedent to, Tenant's agreement to be bound by the terms of this Article 18. Such commercially reasonable non-disturbance agreement(s) shall include the obligation of any such successor, ground lessor, mortgage holder or lien holder to recognize Tenant's rights specifically set forth in this Lease to offset certain amounts against Rent due hereunder, or to otherwise receive certain credits against Rent as set forth herein. Subject to the non-disturbance agreements(s) described above, Tenant covenants and agrees in the event any proceedings are brought for the foreclosure of any such mortgage or deed in lieu thereof (or if any ground lease is terminated), to attorn, without any deductions or set-offs whatsoever, to the lienholder or purchaser or any successors thereto upon any such foreclosure sale or deed in lieu thereof (or to the ground lessor), if so requested to do so by such purchaser or lienholder or ground lessor, and to recognize such purchaser or lienholder or ground lessor as the lessor under this Lease, provided such lienholder or purchaser or ground lessor shall agree to accept this Lease and not disturb Tenant's occupancy, so long as Tenant timely pays the rent and observes and performs the terms, covenants and conditions of this Lease to be observed and performed by Tenant. Landlord's interest herein may be assigned as security at any time to any lienholder. Tenant shall, within five (5) days of request by Landlord, execute such further instruments or assurances as Landlord may reasonably deem necessary to evidence or confirm the subordination or superiority of this Lease to any such mortgages, trust deeds, ground leases or underlying leases. Tenant waives the provisions of any current or future statute, rule or law which may give or purport to give Tenant any right or election to terminate or otherwise adversely affect this Lease and the obligations of the Tenant hereunder in the event of any foreclosure proceeding or sale.


                                   ARTICLE 19

                               DEFAULTS; REMEDIES

        19.1 EVENTS OF DEFAULT. The occurrence of any of the following shall constitute a default of this Lease by Tenant:

               19.1.1 Any failure by Tenant to pay any Rent or any other charge required to be paid under this Lease, or any part thereof, when due unless such failure is cured within three (3) days after notice; or

               19.1.2 Except where a specific time period is otherwise set forth for Tenant's performance in this Lease, in which event the failure to perform by Tenant within such time period shall be a default by Tenant under this Section 19.1.2, any failure by Tenant to observe or perform any other provision, covenant or condition of this Lease to be observed or performed by Tenant where such failure continues for ten (10) days after written notice thereof from Landlord to Tenant; provided that if the nature of such default is such that the same cannot reasonably be cured within a ten (10) day period, Tenant shall not be deemed to be in default if it diligently commences such cure within such period and thereafter diligently proceeds to rectify and cure

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such default, and cures such default within a reasonable period of time, considering the nature of the default; or

               19.1.3 The failure by Tenant to observe or perform according to the provisions of Articles 5, 14, 17 or 18 of this Lease where such failure continues for more than five (5) business days after notice from Landlord; or

               19.1.4 Tenant's failure to occupy the Premises within sixty (60) business days after the Lease Commencement Date.

        The notice periods provided herein are in lieu of, and not in addition to, any notice periods provided by law.

        19.2 REMEDIES UPON DEFAULT. Upon the occurrence of any event of default by Tenant, Landlord shall have, in addition to any other remedies available to Landlord at law or in equity (all of which remedies shall be distinct, separate and cumulative), the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever.

               19.2.1 Terminate this Lease, in which event Tenant shall immediately surrender the Premises to Landlord, and if Tenant fails to do so, Landlord may, without prejudice to any other remedy which it may have for possession or arrearages in rent, enter upon and take possession of the Premises and expel or remove Tenant and any other person who may be occupying the Premises or any part thereof, without being liable for prosecution or any claim or damages therefor; and Landlord may recover from Tenant the following:

                      (i) The worth at the time of any unpaid rent which has been earned at the time of such termination; plus

                      (ii) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                      (iii) The worth at the time of award of the amount by which the unpaid rent for the balance of the Lease Term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; plus

                      (iv) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom, specifically including but not limited to, brokerage commissions and advertising expenses incurred, expenses of remodeling the Premises or any portion thereof for a new tenant, whether for the same or a different use, and any special concessions made to obtain a new tenant; and

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                      (v) At Landlord's election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by applicable law.

        The term "rent" as used in this Section 19.2 shall be deemed to be and to mean all sums of every nature required to be paid by Tenant pursuant to the terms of this Lease, whether to Landlord or to others. As used in Paragraphs 19.2.1(i) and (ii), above, the "worth at the time of award" shall be computed by allowing interest at the rate set forth in Article 25 of this Lease, but in no case greater than the maximum amount of such interest permitted by law. As used in Paragraph 19.2.1(iii) above, the "worth at the time of award" shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of award plus one percent (1%). If Landlord terminates this Lease or Tenant's right to possession, Landlord shall use reasonable efforts to mitigate Landlord's damages, and Tenant shall be entitled to submit proof of such failure to mitigate as a defense to Landlord's claims hereunder, if mitigation of damages by Landlord is required by applicable law.

               19.2.2 Landlord shall have the remedy described in California Civil Code Section 1951.4 (lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if lessee has the right to sublet or assign, subject only to reasonable limitations). Accordingly, if Landlord does not elect to terminate this Lease on account of any default by Tenant, Landlord may, from time to time, without terminating this Lease, enforce all of its rights and remedies under this Lease, including the right to recover all rent as it becomes due.

               19.2.3 Landlord shall at all times have the rights and remedies (which shall be cumulative with each other and cumulative and in addition to those rights and remedies available under Sections 19.2.1 and 19.2.2, above, or any law or other provision of this Lease), without prior demand or notice except as required by applicable law, to seek any declaratory, injunctive or other equitable relief, and specifically enforce this Lease, or restrain or enjoin a violation or breach of any provision hereof.

        19.3 FORM OF PAYMENT AFTER DEFAULT. Following the second (2nd) occurrence of an event of default by Tenant, Landlord shall have the right to require that any or all subsequent amounts paid by Tenant to Landlord hereunder, whether to cure the default in question or otherwise, be paid in the form of cash, money order, cashier's or certified check drawn on an institution acceptable to Landlord, or by other means approved by Landlord, notwithstanding any prior practice of accepting payments in any different form.

        19.4 EFFORTS TO RELET. No re-entry or repossession, repairs, maintenance, changes, alterations and additions, reletting, appointment of a receiver to protect Landlord's interests hereunder, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or to accept a surrender of the Premises, nor shall same operate to release Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord to Tenant. Tenant hereby irrevocably waives any right otherwise available under any law to redeem or reinstate this Lease.

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                                                    [Kofax Image Products, Inc.]
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        19.5. ABATEMENT OF RENT. In the event that Tenant is prevented from using, and does not use, the Premises or any portion thereof, as a result of (i) any alteration performed by Landlord after the Lease Commencement Date and required by the Lease, which substantially interferes with Tenant's use of the Premises, or (ii) any failure to provide services, utilities or access to the Premises as required of Landlord pursuant to the terms of hereof (either such set of circumstances as set forth in items (i) or (ii), above, to be known as an "Abatement Event"), then Tenant shall, immediately, and in no event later than two (2) business days after the occurrence of any Abatement Event, give Landlord notice (the "Abatement Notice") of such Abatement Event, which notice shall state the date the Abatement Event commenced, and the Rent shall be abated or reduced, as the case may be, for the period commencing on the date the Abatement Event commenced and continuing for such further time that Tenant continues to be so prevented from using, and does not use, the Premises or a portion thereof, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using, and does not use, bears to the total rentable area of the Premises; provided, however, in the event that Tenant is prevented from using, and does not use, a portion of the Premises for a period of time and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time during which Tenant is so prevented from effectively conducting its business therein, the Rent for the entire Premises shall be abated for such time as Tenant continues to be so prevented from using, and does not use, the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant from the date Tenant reoccupies such portion of the Premises. Such right to abate Rent shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event. Except as provided in this Section 19.5, nothing contained herein shall be interpreted to mean that Tenant is excused from paying Rent due hereunder. Notwithstanding the foregoing, in the event Tenant fails to give Landlord the Abatement Notice within the time prescribed in this Section 19.5, Tenant shall not lose its rights to abate rent for an Abatement Event, provided any such abatement shall commence no sooner than the date that the Landlord actually receives Tenant's Abatement Notice.


                                   ARTICLE 20

                           COVENANT OF QUIET ENJOYMENT

        Landlord covenants that Tenant, on paying the Rent, charges for services and other payments herein reserved and on keeping, observing and performing all the other terms, covenants, conditions, provisions and agreements herein contained on the part of Tenant to be kept, observed and performed, shall, during the Lease Term, peaceably and quietly have, hold and enjoy the Premises subject to the terms, covenants, conditions, provisions and agreements hereof without interference by any persons lawfully claiming by or through Landlord. The foregoing covenant is in lieu of any other covenant express or implied.

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                                                    [Kofax Image Products, Inc.]

                                   ARTICLE 21

                              INTENTIONALLY DELETED


                                   ARTICLE 22

                              INTENTIONALLY DELETED


                                   ARTICLE 23

                                      SIGNS

        23.1 EXTERIOR SIGNAGE. Subject to Landlord's prior written approval, in its sole discretion, and provided that any sign is in keeping with the quality, design and style of the Building and Project and is in compliance with all covenants, conditions or restrictions affecting the Project, and all applicable law, Tenant, at its sole cost and expense, may install identification signage on the Building outside of the entrance to the Premises. In addition, Tenant shall have the right, at its sole cost and expense, to install and maintain a sign on the top of the Building, the design, specifications and location of which sign shall be subject to Landlord's approval, which approval shall not be unreasonably withheld so long as Tenant's signage complies with Landlord's signage program and with all requirements of the City of Irvine. Upon the expiration or earlier termination of this Lease, Tenant shall remove all such signage, at Tenant's sole cost and expense, and repair any and all damage caused by such removal. The rights contained in this Section 23.1 shall be personal to the Original Tenant and may only be exercised by the Original Tenant and not any assignee, sublessee or transferee of Tenant's interest in this Lease (so long as the Original Tenant occupies the entire Premises).

        23.2 PROHIBITED SIGNAGE AND OTHER ITEMS. Any signs, notices, logos, pictures, names or advertisements which are installed and that have not been separately approved by Landlord may be removed without notice by Landlord at the sole expense of Tenant. Except as is set forth in Section 23.1, above, Tenant may not install any signs on the exterior or roof of the Building or the Common Areas. Any signs, window coverings, or blinds (even if the same are located behind the Landlord-approved window coverings for the Building), or other items visible from the exterior of the Premises or Building, shall be subject to the prior approval of Landlord, in its sole discretion.


                                   ARTICLE 24

                               COMPLIANCE WITH LAW

        Tenant shall not do anything or suffer anything to be done in or about the Premises or the Project which will in any way conflict with any law, statute, ordinance or other governmental rule, regulation or requirement now in force or which may hereafter be enacted or promulgated. At its sole cost and expense, Tenant shall promptly comply with all such governmental measures relating to the Premises, other than the making of changes to the Base Building. Should any standard or regulation now or hereafter be imposed on Landlord or Tenant by a state, federal or local

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governmental body charged with the establishment, regulation and enforcement of occupational, health or safety standards for employers, employees, landlords or tenants, then Tenant agrees, at its sole cost and expense, to comply promptly with such standards or regulations. The judgment of any court of competent jurisdiction or the admission of Tenant in any judicial action, regardless of whether Landlord is a party thereto, that Tenant has violated any of said governmental measures, shall be conclusive of that fact as between Landlord and Tenant.


                                   ARTICLE 25

                                  LATE CHARGES

        If any installment of Rent or any other sum due from Tenant shall not be received by Landlord or Landlord's designee within ten (10) days after said amount is due, then Tenant shall pay to Landlord a late charge equal to five percent (5%) of the overdue amount plus any attorneys' fees incurred by Landlord by reason of Tenant's failure to pay Rent and/or other charges when due hereunder. The late charge shall be deemed Additional Rent and the right to require it shall be in addition to all of Landlord's other rights and remedies hereunder or at law and shall not be construed as liquidated damages or as limiting Landlord's remedies in any manner. In addition to the late charge described above, any Rent or other amounts owing hereunder which are not paid within ten (10) days after the date they are due shall bear interest from the date when due until paid at a rate per annum equal to the lesser of (i) the annual "Bank Prime Loan" rate cited in the Federal Reserve Statistical Release Publication G.13(415), published on the first Tuesday of each calendar month (or such other comparable index as Landlord and Tenant shall reasonably agree upon if such rate ceases to be published) plus four (4) percentage points, and (ii) the highest rate permitted by applicable law.


                                   ARTICLE 26

              LANDLORD'S RIGHT TO CURE DEFAULT; PAYMENTS BY TENANT

        26.1 LANDLORD'S CURE. All covenants and agreements to be kept or performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense and without any reduction of Rent, except to the extent, if any, otherwise expressly provided herein. If Tenant shall fail to perform any obligation under this Lease, and such failure shall continue in excess of the time allowed under Section 19.1.2, above, unless a specific time period is otherwise stated in this Lease, Landlord may, but shall not be obligated to, make any such payment or perform any such act on Tenant's part without waiving its rights based upon any default of Tenant and without releasing Tenant from any obligations hereunder.

        26.2 TENANT'S REIMBURSEMENT. Except as may be specifically provided to the contrary in this Lease, Tenant shall pay to Landlord, upon delivery by Landlord to Tenant of statements therefor: (i) sums equal to expenditures reasonably made and obligations reasonably incurred by Landlord in connection with the remedying by Landlord of Tenant's defaults pursuant to the provisions of Section 26.1; (ii) sums equal to all losses, costs, liabilities, damages and expenses referred to in Article 10 of this Lease; and (iii) sums equal to all expenditures reasonably

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                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

made and obligations reasonably incurred by Landlord in collecting or attempting to collect the Rent or in enforcing or attempting to enforce any rights of Landlord under this Lease or pursuant to law, including, without limitation, all legal fees and other amounts so expended. Tenant's obligations under this
Section 26.2 shall survive the expiration or sooner termination of the Lease
Term.


                                   ARTICLE 27

                                ENTRY BY LANDLORD

        Landlord reserves the right at all reasonable times and upon reasonable notice to Tenant (except in the case of an emergency) to enter the Premises to
(i) inspect them; (ii) show the Premises to prospective purchasers, mortgagees or tenants (but only within the last 9 months with respect to prospective tenants), or to current or prospective mortgagees, ground or underlying lessors or insurers; (iii) post notices of nonresponsibility; or (iv) alter, improve or repair the Premises or the Building, or for structural alterations, repairs or improvements to the Building or the Building's systems and equipment. Notwithstanding anything to the contrary contained in this Article 27, Landlord may enter the Premises at any time to (A) perform services required of Landlord, including janitorial service; (B) take possession due to any breach of this Lease in the manner provided herein; and (C) perform any covenants of Tenant which Tenant fails to perform. Except as otherwise provided in this Lease, Landlord may make any such entries without the abatement of Rent and may take such reasonable steps as required to accomplish the stated purposes. Except to the extent caused by the gross negligence or willful misconduct of any Landlord Parties, Tenant hereby waives any claims for damages or for any injuries or inconvenience to or interference with Tenant's business, lost profits, any loss of occupancy or quiet enjoyment of the Premises, and any other loss occasioned thereby. For each of the above purposes, Landlord shall at all times have a key with which to unlock all the doors in the Premises, excluding Tenant's vaults, safes and special security areas designated in advance by Tenant. In an emergency, Landlord shall have the right to use any means that Landlord may deem proper to open the doors in and to the Premises. Any entry into the Premises by Landlord in the manner hereinbefore described shall not be deemed to be a forcible or unlawful entry into, or a detainer of, the Premises, or an actual or constructive eviction of Tenant from any portion of the Premises. No provision of this Lease shall be construed as obligating Landlord to perform any repairs, alterations or decorations except as otherwise expressly agreed to be performed by Landlord herein.


                                   ARTICLE 28

                                 TENANT PARKING

        Tenant shall have the right, during the Lease Term, to use up to the number of parking spaces in the Project parking areas as set forth in Section 9 of the Summary, of which spaces, Tenant may designate the location of up to six
(6) visitor spaces and up to ten (10) reserved spaces, subject to Landlord's reasonable approval, provided, the number and location of the reserved spaces Tenant elects to lease and the location of the visitor spaces shall be established

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

upon the execution of this Lease, as shown on EXHIBIT F attached hereto. Such use shall be free of charge during the initial Lease Term. Tenant's continued right to use the parking areas is conditioned upon Tenant abiding by all rules and regulations which are prescribed from time to time for the orderly operation and use of such areas, including any sticker or other identification system established by Landlord, Tenant's cooperation in seeing that Tenant's employees and visitors also comply with such rules and regulations and Tenant not being in default under this Lease. Landlord specifically reserves the right to change the size, configuration, design, layout and all other aspects of the Project parking areas at any time and Tenant acknowledges and agrees that Landlord may, without incurring any liability to Tenant and without any abatement of Rent under this Lease, except as provided in Section 19.5, from time to time, close-off or restrict access to the Project areas facility for purposes of permitting or facilitating any such construction, alteration or improvements. Landlord may delegate its responsibilities hereunder to a parking operator in which case such parking operator shall have all the rights of control attributed hereby to the Landlord.


                                   ARTICLE 29

                            MISCELLANEOUS PROVISIONS

        29.1 TERMS; CAPTIONS. The words "Landlord" and "Tenant" as used herein shall include the plural as well as the singular. The necessary grammatical changes required to make the provisions hereof apply either to corporations, partnerships, limited liability companies, or other similar entities or individuals, men or women, as the case may require, shall in all cases be assumed as though in each case fully expressed. The captions of Articles and Sections are for convenience only and shall not be deemed to limit, construe, affect or alter the meaning of such Articles and Sections.

        29.2 BINDING EFFECT. Subject to all other provisions of this Lease, each of the covenants, conditions and provisions of this Lease shall extend to and shall, as the case may require, bind or inure to the benefit not only of Landlord and of Tenant, but also of their respective heirs, personal representatives, successors or assigns, provided this clause shall not permit any assignment by Tenant contrary to the provisions of Article 14 of this Lease.

        29.3 NO AIR RIGHTS. No rights to any view or to light or air over any property, whether belonging to Landlord or any other person, are granted to Tenant by this Lease. If at any time any windows of the Premises are temporarily darkened or the light or view therefrom is obstructed by reason of any repairs, improvements, maintenance or cleaning in or about the Project, the same shall be without liability to Landlord and without any reduction or diminution of Tenant's obligations under this Lease.

        29.4 MODIFICATION OF LEASE. Should any current or prospective mortgagee or ground lessor for the Building or Project require a modification of this Lease, which modification will not cause an increased cost or expense to Tenant or in any other way materially and adversely change the rights and obligations of Tenant hereunder, then and in such event, Tenant agrees that this Lease may be so modified and agrees to execute whatever documents are reasonably required

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

therefor and to deliver the same to Landlord within ten (10) days following a request therefor. At the request of Landlord or any mortgagee or ground lessor, Tenant agrees to execute a short form of Lease and deliver the same to Landlord within ten (10) days following the request therefor.

        29.5 TRANSFER OF LANDLORD'S INTEREST. Tenant acknowledges that Landlord has the right to transfer all or any portion of its interest in the Project or Building and in this Lease, and Tenant agrees that in the event of any such transfer, Landlord shall automatically be released from all liability under this Lease arising after such transfer and Tenant agrees to look solely to such transferee for the performance of Landlord's obligations hereunder arising after the date of transfer and such transferee shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord, including the return of any Security Deposit, and Tenant shall attorn to such transferee.

        29.6 PROHIBITION AGAINST RECORDING. Except as provided in Section 29.4 of this Lease, neither this Lease, nor any memorandum, affidavit or other writing with respect thereto, shall be recorded by Tenant or by anyone acting through, under or on behalf of Tenant.

        29.7 LANDLORD'S TITLE. Landlord's title is and always shall be paramount to the title of Tenant. Nothing herein contained shall empower Tenant to do any act which can, shall or may encumber the title of Landlord.

        29.8 RELATIONSHIP OF PARTIES. Nothing contained in this Lease shall be deemed or construed by the parties hereto or by any third party to create the relationship of principal and agent, partnership, joint venturer or any association between Landlord and Tenant.

        29.9 APPLICATION OF PAYMENTS. Landlord shall have the right to apply payments received from Tenant pursuant to this Lease, regardless of Tenant's designation of such payments, to satisfy any obligations of Tenant hereunder, in such order and amounts as Landlord, in its sole discretion, may elect.

        29.10 TIME OF ESSENCE. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

        29.11 PARTIAL INVALIDITY. If any term, provision or condition contained in this Lease shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term, provision or condition to persons or circumstances other than those with respect to which it is invalid or unenforceable, shall not be affected thereby, and each and every other term, provision and condition of this Lease shall be valid and enforceable to the fullest extent possible permitted by law.

        29.12 NO WARRANTY. In executing and delivering this Lease, Tenant has not relied on any representations, including, but not limited to, any representation as to the amount of any item comprising Additional Rent or the amount of the Additional Rent in the aggregate or that Landlord is furnishing the same services to other tenants, at all, on the same level or on the same basis, or any warranty or any statement of Landlord which is not set forth herein or in one or more of the exhibits attached hereto.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        29.13 LANDLORD EXCULPATION. The liability of Landlord or the Landlord Parties to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management, leasing, repair, renovation, alteration or any other matter relating to the Project or the Premises shall be limited solely and exclusively to an amount which is equal to the interest of Landlord in the Building, provided that in no event shall such liability extend to any sales proceeds received by Landlord or the Landlord Parties in connection with the Project, Building or Premises. Neither Landlord, nor any of the Landlord Parties shall have any personal liability therefor, and Tenant hereby expressly waives and releases such personal liability on behalf of itself and all persons claiming by, through or under Tenant. The limitations of liability contained in this Section 29.13 shall inure to the benefit of Landlord's and the Landlord Parties' present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust), have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding any contrary provision herein, neither Landlord nor the Landlord Parties shall be liable under any circumstances for injury or damage to, or interference with, Tenant's business, including but not limited to, loss of profits, loss of rents or other revenues, loss of business opportunity, loss of goodwill or loss of use, in each case, however occurring.

        29.14 ENTIRE AGREEMENT. It is understood and acknowledged that there are no oral agreements between the parties hereto affecting this Lease and this Lease constitutes the parties' entire agreement with respect to the leasing of the Premises and supersedes and cancels any and all previous negotiations, arrangements, brochures, agreements and understandings, if any, between the parties hereto or displayed by Landlord to Tenant with respect to the subject matter thereof, and none thereof shall be used to interpret or construe this Lease. None of the terms, covenants, conditions or provisions of this Lease can be modified, deleted or added to except in writing signed by the parties hereto.

        29.15 RIGHT TO LEASE. Landlord reserves the absolute right to effect such other tenancies in the Project as Landlord in the exercise of its sole business judgment shall determine to best promote the interests of the Building or Project. Tenant does not rely on the fact, nor does Landlord represent, that any specific tenant or type or number of tenants shall, during the Lease Term, occupy any space in the Building or Project.

        29.16 FORCE MAJEURE. Any prevention, delay or stoppage due to strikes, lockouts, labor disputes, acts of God, inability to obtain services, labor, or materials or reasonable substitutes therefor, governmental actions, civil commotions, fire or other casualty, and other causes beyond the reasonable control of the party obligated to perform, except with respect to the obligations imposed with regard to Rent and other charges to be paid by Tenant pursuant to this Lease (collectively, a "FORCE MAJEURE"), notwithstanding anything to the contrary contained in this Lease, shall excuse the performance of such party for a period equal to any such prevention, delay or stoppage and, therefore, if this Lease specifies a time period for performance of an obligation of either party, that time period shall be extended by the period of any delay in such party's performance caused by a Force Majeure.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        29.17 WAIVER OF REDEMPTION BY TENANT. Tenant hereby waives, for Tenant and for all those claiming under Tenant, any and all rights now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease.

        29.18 NOTICES. All notices, demands, statements, designations, approvals or other communications (collectively, "NOTICES") given or required to be given by either party to the other hereunder or by law shall be in writing, shall be
(A) sent by United States certified or registered mail, postage prepaid, return receipt requested ("MAIL"), (B) transmitted by telecopy, if such telecopy is promptly followed by a Notice sent by Mail, (C) delivered by a nationally recognized overnight courier, or (D) delivered personally. Any Notice shall be sent, transmitted, or delivered, as the case may be, to Tenant at the appropriate address set forth in Section 10 of the Summary, or to such other place as Tenant may from time to time designate in a Notice to Landlord, or to Landlord at the addresses set forth in Section 11 of the Summary, or to such other places as Landlord may from time to time designate in a Notice to Tenant. Any Notice will be deemed given (i) three (3) days after the date it is posted if sent by Mail, (ii) the date the telecopy is transmitted, (iii) the date the overnight courier delivery is made, or (iv) the date personal delivery is made

        29.19 JOINT AND SEVERAL. If there is more than one Tenant, the obligations imposed upon Tenant under this Lease shall be joint and several.

        29.20 AUTHORITY. If Tenant is a corporation, trust or partnership, each individual executing this Lease on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Lease and that each person signing on behalf of Tenant is authorized to do so. In such event, Tenant shall, within ten (10) days after execution of this Lease, deliver to Landlord satisfactory evidence of such authority and, if a corporation, upon demand by Landlord, also deliver to Landlord satisfactory evidence of (i) good standing in Tenant's state of incorporation and (ii) qualification to do business in California.

        29.21 ATTORNEYS' FEES. In the event that either Landlord or Tenant should bring suit for the possession of the Premises, for the recovery of any sum due under this Lease, or because of the breach of any provision of this Lease or for any other relief against the other, then all costs and expenses, including reasonable attorneys' fees, incurred by the prevailing party therein shall be paid by the other party, which obligation on the part of the other party shall be deemed to have accrued on the date of the commencement of such action and shall be enforceable whether or not the action is prosecuted to judgment.

        29.22 GOVERNING LAW; WAIVER OF TRIAL BY JURY. This Lease shall be construed and enforced in accordance with the laws of the State of California. IN ANY ACTION OR PROCEEDING ARISING HEREFROM, LANDLORD AND TENANT HEREBY CONSENT TO (I) THE JURISDICTION OF ANY COMPETENT COURT WITHIN THE STATE OF CALIFORNIA,
(II) SERVICE OF PROCESS BY ANY MEANS AUTHORIZED BY CALIFORNIA LAW, AND (III) IN THE INTEREST OF SAVING TIME AND EXPENSE,

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

TRIAL WITHOUT A JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES HERETO AGAINST THE OTHER OR THEIR SUCCESSORS IN RESPECT OF ANY MATTER ARISING OUT OF OR IN CONNECTION WITH THIS LEASE, THE RELATIONSHIP OF LANDLORD AND TENANT, TENANT'S USE OR OCCUPANCY OF THE PREMISES, AND/OR ANY CLAIM FOR INJURY OR DAMAGE, OR ANY EMERGENCY OR STATUTORY REMEDY. IN THE EVENT LANDLORD COMMENCES ANY SUMMARY PROCEEDINGS OR ACTION FOR NONPAYMENT OF BASE RENT OR ADDITIONAL RENT, TENANT SHALL NOT INTERPOSE ANY COUNTERCLAIM OF ANY NATURE OR DESCRIPTION (UNLESS SUCH COUNTERCLAIM SHALL BE MANDATORY) IN ANY SUCH PROCEEDING OR ACTION, BUT SHALL BE RELEGATED TO AN INDEPENDENT ACTION AT LAW.

        29.23 SUBMISSION OF LEASE. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of, option for or option to lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

        29.24 BROKERS. Landlord and Tenant hereby warrant to each other that they have had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, excepting only the real estate brokers or agents specified in Section 12 of the Summary (the "BROKERS"), and that they know of no other real estate broker or agent who is entitled to a commission in connection with this Lease. Each party agrees to indemnify and defend the other party against and hold the other party harmless from any and all claims, demands, losses, liabilities, lawsuits, judgments, costs and expenses (including without limitation reasonable attorneys' fees) with respect to any leasing commission or equivalent compensation alleged to be owing on account of any dealings with any real estate broker or agent, other than the Brokers, occurring by, through, or under the indemnifying party. Landlord shall pay all commissions due to the Brokers related to the negotiation of this Lease.

        29.25 INDEPENDENT COVENANTS. This Lease shall be construed as though the covenants herein between Landlord and Tenant are independent and not dependent and Tenant hereby expressly waives the benefit of any statute to the contrary and agrees that if Landlord fails to perform its obligations set forth herein, Tenant shall not be entitled to make any repairs or perform any acts hereunder at Landlord's expense or to any setoff of the Rent or other amounts owing hereunder against Landlord, except as provided in Section 7.2, above.

        29.26 PROJECT OR BUILDING NAME AND SIGNAGE. Landlord shall have the right at any time to change the name of the Project or Building and to install, affix and maintain any and all signs on the exterior and on the interior of the Project or Building as Landlord may, in Landlord's sole discretion, desire. Tenant shall not use the words "Irvine Oaks" or the name of the Project or Building or use pictures or illustrations of the Project or Building in advertising or other publicity or for any purpose other than as the address of the business to be conducted by Tenant in the Premises, without the prior written consent of Landlord.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        29.27 COUNTERPARTS. This Lease may be executed in counterparts with the same effect as if both parties hereto had executed the same document. Both counterparts shall be construed together and shall constitute a single lease.

        29.28 CONFIDENTIALITY. Tenant acknowledges that the content of this Lease and any related documents are confidential information. Tenant shall keep such confidential information strictly confidential and shall not disclose such confidential information to any person or entity other than Tenant's financial, legal, and space planning consultants.

        29.29  DEVELOPMENT OF THE PROJECT.

               29.29.1 SUBDIVISION. Landlord reserves the right to further subdivide all or a portion of the Project. Tenant agrees to execute and deliver, upon demand by Landlord and in the form requested by Landlord, any additional documents needed to conform this Lease to the circumstances resulting from such subdivision, so long as Tenant does not incur any additional cost or expense in relation thereto.

               29.29.2 THE OTHER IMPROVEMENTS. If portions of the Project or property adjacent to the Project (collectively, the "OTHER IMPROVEMENTS") are owned by an entity other than Landlord, Landlord, at its option, may enter into an agreement with the owner or owners of any or all of the Other Improvements to provide (i) for reciprocal rights of access and/or use of the Project and the Other Improvements, (ii) for the common management, operation, maintenance, improvement and/or repair of all or any portion of the Project and the Other Improvements, (iii) for the allocation of a portion of the Direct Expenses to the Other Improvements and the operating expenses and taxes for the Other Improvements to the Project, and (iv) for the use or improvement of the Other Improvements and/or the Project in connection with the improvement, construction, and/or excavation of the Other Improvements and/or the Project. Nothing contained herein shall be deemed or construed to limit or otherwise affect Landlord's right to convey all or any portion of the Project or any other of Landlord's rights described in this Lease.

               29.29.3 CONSTRUCTION OF PROJECT AND OTHER IMPROVEMENTS. Tenant acknowledges that portions of the Project and/or the Other Improvements may be under construction following Tenant's occupancy of the Premises, and that such construction may result in levels of noise, dust, obstruction of access, etc. which are in excess of that present in a fully constructed project, provided, Landlord shall use good faith efforts to minimize any such noise, dust, obstruction of access, etc., to the extent reasonably practicable. Tenant hereby waives any and all rent offsets or claims of constructive eviction which may arise in connection with such construction.

        29.30 BUILDING RENOVATIONS. It is specifically understood and agreed that Landlord has no obligation and has made no promises to alter, remodel, improve, renovate, repair or decorate the Premises, Building, or any part thereof and that no representations respecting the condition of the Premises or the Building have been made by Landlord to Tenant except as specifically set forth herein or in the Tenant Work Letter. However, Tenant hereby acknowledges that Landlord is currently renovating or may during the Lease Term renovate, improve, alter, or modify

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

(collectively, the "RENOVATIONS") the Project, the Building and/or the Premises. Tenant hereby agrees that such Renovations shall in no way constitute a constructive eviction of Tenant nor entitle Tenant to any abatement of Rent. Landlord shall have no responsibility and shall not be liable to Tenant for any injury to or interference with Tenant's business arising from the Renovations, nor shall Tenant be entitled to any compensation or damages from Landlord for loss of the use of the whole or any part of the Premises or of Tenant's personal property or improvements resulting from the Renovations, or for any inconvenience or annoyance occasioned by such Renovations; provided Landlord shall not unreasonably obstruct or interfere with the accessibility of the Premises, the Building or the parking areas or Tenant's use and enjoyment of the Premises, the Building or the parking areas during such renovations.

        29.31 NO VIOLATION. Tenant hereby warrants and represents that neither its execution of nor performance under this Lease shall cause Tenant to be in violation of any agreement, instrument, contract, law, rule or regulation by which Tenant is bound, and Tenant shall protect, defend, indemnify and hold Landlord harmless against any claims, demands, losses, damages, liabilities, costs and expenses, including, without limitation, reasonable attorneys' fees and costs, arising from Tenant's breach of this warranty and representation.

        29.32 LIMITATIONS ON TENANT'S LIABILITY. Tenant shall not have any responsibility or liability for (i) violations of any law, ordinance, rule or regulation relating to the Premises existing as of the Lease Commencement Date, including, but not limited to, violations of any building codes, laws relating to hazardous or toxic materials or substances ("HAZARDOUS MATERIALS"), and the Americans with Disabilities Act of 1990, 42 U.S.C. ss.ss. 12101 et seq. and 47 U.S.C. ss.ss. 225 et seq. as amended from time to time, and any similar or successor federal, state, or local laws (collectively, the "ADA") (all of the foregoing laws, ordinances, rules and regulations are collectively referred to herein as "APPLICABLE LAWS"), (ii) any Hazardous Materials present in, on, under or about any part of the Premises or Project as of the Lease Commencement Date or that were or are brought into, onto, about, or under any part of the Premises or Project after the Lease Commencement Date, except for Hazardous Materials brought onto the Premises or Project by Tenant or Tenant's agents, employees or contractors, or (iii) without limiting the generality of subparts (i) and (ii) above, the cleanup, remediation, or removal of any Hazardous Materials present in, on, under or about any part of the Premises or Project as of the Lease Commencement Date or that were or are brought into, onto, about, or under any part of the Premises or Project after the Lease Commencement Date, except for Hazardous Materials brought onto the Premises or Project by Tenant or Tenant's agents, employees or contractors.

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        IN WITNESS WHEREOF, Landlord and Tenant have caused this Lease to be executed the day and date first above written.



                                   "LANDLORD":

                                   MAGELLAN IRVINE OAKS LIMITED PARTNERSHIP, an Arizona limited partnership

                                   By: /s/ David C. Dewar
                                       -----------------------------------------
                                   Its: Secretary/Treasurer
                                       -----------------------------------------

                                   "TENANT":

                                   KOFAX IMAGE PRODUCTS, INC.,
                                   a Delaware corporation

                                   By: /s/ [SIG]
                                       -----------------------------------------

                                        Its: President/CEO
                                            ------------------------------------

                                   By: /s/ [SIG]
                                       -----------------------------------------

                                        Its: Secretary
                                            ------------------------------------

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    EXHIBIT A
                                    ---------

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                               OUTLINE OF PREMISES
                               -------------------



                                    ATTACHED
                                    --------


                                    EXHIBIT A


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                      [MAP]



                               EXHIBIT A - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    EXHIBIT B
                                    ---------

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                               TENANT WORK LETTER
                               ------------------

        This Tenant Work Letter shall set forth the terms and conditions relating to the construction of the tenant improvements in the Premises. This Tenant Work Letter is essentially organized chronologically and addresses the issues of the construction of the Premises, in sequence, as such issues will arise during the actual construction of the Premises. All references in this Tenant Work Letter to Articles or Sections of "this Lease" shall mean the relevant portion of Articles 1 through 29 of the Office Lease to which this Tenant Work Letter is attached as Exhibit B and of which this Tenant Work Letter forms a part, and all references in this Tenant Work Letter to Sections of "this Tenant Work Letter" shall mean the relevant portion of Sections 1 through 6 of this Tenant Work Letter.


                                    SECTION 1
                                    ---------

                 LANDLORD'S INITIAL CONSTRUCTION IN THE PREMISES
                 -----------------------------------------------

        Landlord shall construct, at its sole cost and expense, the base, shell, and core (i) of the Premises and (ii) of the Building (collectively, the "BASE, SHELL, AND CORE" or "Base Building") in accordance with the plans and specifications described on Schedule 2 attached hereto (the "DESIGN PLANS"), provided that Landlord may make changes to the Design Plans as reasonably deemed necessary or desirable by Landlord, or as required by law. Landlord agrees that, as of the date of substantial completion of the Base Building, the same shall be in material compliance with applicable building codes, and other governmental laws, ordinances and regulations, including handicap access and Title 24 (collectively, "CODE"), applicable to the Building as of such date on an unoccupied basis.


                                    SECTION 2
                                    ---------

                               TENANT IMPROVEMENTS
                               -------------------

        2.1 Tenant Improvement Allowance. Tenant shall be entitled to a one-time tenant improvement allowance (the "TENANT IMPROVEMENT ALLOWANCE") in the amount of $1,416,175.00 based upon an estimated 56,647 usable square feet of the Premises, which amount is subject to adjustment based on verification of the useable square feet of the Premises as provided in Section 1.2 of the Lease, for the costs relating to the initial design and construction of Tenant's improvements which are permanently affixed to the Premises (the "TENANT IMPROVEMENTS"). In no event shall Landlord be obligated to make disbursements pursuant to this Tenant Work Letter in a total amount which exceeds the Tenant Improvement Allowance. All Tenant Improvements for which the Tenant Improvement Allowance has been made available shall be deemed Landlord's property under the terms of the Lease.

        2.2 Disbursement of the Tenant Improvement Allowance. Except as otherwise set forth in this Tenant Work Letter, the Tenant Improvement Allowance shall be disbursed by

                               EXHIBIT B - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

Landlord (each of which disbursements shall be made pursuant to Landlord's disbursement process) for costs related to the construction of the Tenant Improvements and for the following items and costs (collectively, the "TENANT IMPROVEMENT ALLOWANCE ITEMS"): (i) payment of the fees of the "Tenant's Architect", "Architect" and the "Engineers," as those terms are defined in
Section 3.1 of this Tenant Work Letter, and payment of the fees incurred by, and the cost of documents and materials supplied by, Landlord and Landlord's consultants in connection with the preparation and review of the "CONSTRUCTION DRAWINGS," as that term is defined in Section 3.1 of this Tenant Work Letter;
(ii) the cost of any changes in the Base, Shell and Core when such changes are required by the Construction Drawings; (iii) the cost of any changes to the Construction Drawings or Tenant Improvements required by Code; (iv) the cost of Tenant's relocation into the Premises, up to a maximum amount equal to $1.00 per rentable square foot of the Premises; and (v) the "LANDLORD SUPERVISION FEE", as that term is defined in Section 4.3.2 of this Tenant Work Letter.

        2.3 Standard Tenant Improvement Package. Landlord has established specifications (the "SPECIFICATIONS") for the Building standard components to be used in the construction of the Tenant Improvements in the Premises (collectively, the "STANDARD IMPROVEMENT Package"), which Specifications are set forth on Schedule 3 attached hereto. The quality of Tenant Improvements shall be equal to or of greater quality than the quality of the Specifications, provided that Landlord may, at Landlord's option, require the Tenant Improvements to comply with certain Specifications. Landlord may make changes to the Specifications for the Standard Improvement Package from time to time.


                                    SECTION 3
                                    ---------

                              CONSTRUCTION DRAWINGS
                              ---------------------

        3.1 Selection of Architect/Construction Drawings. Tenant has retained RLB Associates ("TENANT'S ARCHITECT") to prepare the "Final Space Plan," as that term is defined in Section 3.2, below Landlord shall retain Datum Architects (the "ARCHITECT") to prepare the "CONSTRUCTION DRAWINGS," as that term is defined in this Section 3.1, and engineering consultants selected by Landlord (the "ENGINEERS") to prepare all plans and engineering working drawings relating to the structural, mechanical, electrical, plumbing, HVAC, lifesafety, and sprinkler work of the Tenant Improvements, based on the Final Space Plan. The plans and drawings to be prepared by Architect and the Engineers hereunder shall be known collectively as the "Construction Drawings."

        3.2 Final Space Plan. On or before the date set forth in Schedule 1, attached hereto, Tenant and the Tenant's Architect shall prepare the final space plan for Tenant Improvements in the Premises (collectively, the "FINAL SPACE PLAN"), which Final Space Plan shall include a layout, in compliance with applicable Code, and designation of all offices, rooms and other partitioning, their intended use, and equipment to be contained therein, and shall deliver the Final Space Plan to Landlord for Landlord's approval.

        3.3 Final Working Drawings. The Architect and the Engineers shall complete the architectural and engineering drawings for the Premises, and the final architectural working

                               EXHIBIT B - Page 2

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

drawings in a form which is complete to allow subcontractors to bid on the work and to obtain all applicable permits (collectively, the "FINAL WORKING DRAWINGS") and shall submit the same to Tenant on or before the date specified in Schedule 1 to this Tenant Work Letter for Tenant's reasonable approval, which approval shall be given within five (5) business days after Landlord's delivery of the same to Tenant. Landlord agrees that the Tenant's Architect may be involved in such approval, and that any costs relating to such involvement may, at Tenant's option, be deducted from the Tenant Improvement Allowance.

        3.4 Permits. Landlord shall submit the Final Working Drawing as approved by Tenant (the "APPROVED WORKING DRAWINGS") to the appropriate municipal authorities for all applicable building permits necessary to allow "Contractor," as that term is defined in Section 4.1, below, to commence and fully complete the construction of the Tenant Improvements (the "PERMITS").

        3.5 Time Deadlines. Tenant shall use good faith efforts and all due diligence to cooperate with the Architect, the Engineers, and Landlord to complete all phases of the Construction Drawings and the permitting process and to receive the permits, and with Contractor for approval of the "COST PROPOSAL," as that term is defined in Section 4.2 of this Tenant Work Letter, as soon as possible after the execution of the Lease, and, in that regard, shall meet with Landlord on a scheduled basis to be determined by Landlord and acceptable to Tenant, to discuss Tenant's progress in connection with the same. The applicable dates for approval of items, plans and drawings as described in this Section 3,
Section 4, below, and in this Tenant Work Letter are set forth and further elaborated upon in Schedule 1 (the "TIME DEADLINES"), attached hereto. Tenant agrees to comply with the Time Deadlines.


                                    SECTION 4
                                    ---------

                     CONSTRUCTION OF THE TENANT IMPROVEMENTS
                     ---------------------------------------

        4.1 Contractor. A contractor selected by Landlord and reasonably acceptable to Tenant ("CONTRACTOR") shall construct the Tenant Improvements. Landlord and Tenant agree that one (1) contractor designated by Tenant will be considered for selection by Landlord as the Contractor, and that the Contractor may be an affiliate of Landlord provided the fees paid by Landlord to any such affiliated Contractor shall not be in excess of commercially competitive contractor fees paid by Landlords of Comparable Buildings.

        4.2 Cost Proposal. After the Approved Working Drawings are signed by Landlord and Tenant, Tenant shall submit a list of subcontractors to be provided by Tenant within ten (10) business days following full execution of the Lease, which list shall be reasonably approved by Landlord, and which shall be included in the list of subcontractors to be considered by Landlord for construction of the Tenant Improvements. For those subcontractors which Landlord has approved, Landlord shall solicit bids from at least three (3) subcontractors (at least two
(2) of which shall be from Tenant's list approved by Landlord) for each item in connection with the construction of the Tenant Improvements. Landlord shall select the lowest qualified (in Landlord's sole discretion) bid for purposes of the Cost Proposal (defined below). Within five (5) business days after Landlord receives such bids from said subcontractors, Landlord shall provide Tenant with a cost proposal in accordance with the Approved Working Drawings, which cost


                               EXHIBIT B - Page 3

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

proposal shall include, as nearly as possible, the cost of all Tenant Improvement Allowance Items to be incurred by Tenant in connection with the design and construction of the Tenant Improvements (the "COST Proposal"). Tenant shall approve and deliver the Cost Proposal to Landlord within fifteen (15) days of the receipt of the same, and upon receipt of the same by Landlord, Landlord shall be released by Tenant to purchase the items set forth in the Cost Proposal and to commence the construction relating to such items. The date by which Tenant must approve and deliver the Cost Proposal to Landlord shall be known hereafter as the "Cost Proposal Delivery Date".

        4.3 Construction of Tenant Improvements by Contractor under the Supervision of Landlord.

                      4.3.1 Over-Allowance Amount. If the Cost Proposal shows costs greater than the amount of the Tenant Improvement Allowance (the "OVER-ALLOWANCE AMOUNT"), then Tenant shall pay the Over-Allowance Amount as follows. Once the Cost Proposal is approved and the Over-Allowance Amount, if any, is determined, a construction budget shall be prepared which will allocate, on a monthly basis, over the entire completion schedule for the Tenant Improvements, the disbursement of the Tenant Improvement Allowance and the Over-Allowance Amount, on a pro-rata basis, based on the ratio of the total Cost Proposal to the total Over-Allowance Amount. Tenant shall pay the monthly allocation of the Over-Allowance Amount each month, over the completion schedule for the Tenant Improvements, until the Over-Allowance Amount is paid in full. Such payment by Tenant shall be a condition to Landlord's obligation to pay any amounts of Tenant Improvements Allowance hereunder. In the event that, after the Cost Proposal Delivery Date, any revisions, changes, or substitutions shall be made to the Construction Drawings or the Tenant Improvements, which are the result of changes or additions required by Tenant, any additional costs which arise in connection with such revisions, changes or substitutions or any other additional costs shall be added to the Over-Allowance Amount and paid by Tenant in accordance with the foregoing provision.

                      4.3.2 Landlord's Retention of Contractor. Landlord shall independently retain Contractor, on behalf of Tenant, to construct the Tenant Improvements in accordance with the Approved Working Drawings and the Cost Proposal and Landlord shall supervise the construction by Contractor, and Tenant shall pay a construction supervision and management fee (the "LANDLORD SUPERVISION FEE") to Landlord in an amount equal to the product of (i) three percent (3%) and (ii) an amount equal to the Tenant Improvement Allowance plus the Over-Allowance Amount (as such Over-Allowance Amount may increase pursuant to the terms of this Tenant Work Letter), but not including reimbursable amounts payable to the Architects or Engineers.

                      4.3.3 Contractor's Warranties and Guaranties. Landlord hereby assigns to Tenant all warranties and guaranties by Contractor relating to the Tenant Improvements, and Tenant hereby waives all claims against Landlord relating to, or arising out of the construction of, the Tenant Improvements.

                               EXHIBIT B - Page 4

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    SECTION 5
                                    ---------

                     COMPLETION OF THE TENANT IMPROVEMENTS;
                     --------------------------------------
                             LEASE COMMENCEMENT DATE
                             -----------------------

        5.1 Ready for Occupancy. Subject to the terms of Section 6.1, below, the Premises shall be deemed "Ready for Occupancy" upon the Substantial Completion of the Premises and issuance of a certificate of occupancy or its legal equivalent. For purposes of this Lease, "Substantial Completion" of the Premises shall occur upon the completion of construction of the Tenant Improvements in the Premises pursuant to the Approved Working Drawings, with the exception of any punch list items identified by Tenant and any tenant fixtures, work-stations, built-in furniture, or equipment to be installed by Tenant. With respect to any punch list items identified by Tenant, Landlord shall complete or repair such items to the specifications required by this Tenant Work Letter within sixty (60) days, unless prevented by delays beyond control of Landlord.

        5.2 Delay of the Substantial Completion of the Premises. Except as provided in this Section 5.2, the Lease Commencement Date shall occur as set forth in the Lease and Section 5.1, above. If there shall be a delay or there are delays in the Substantial Completion of the Premises or in the occurrence of any of the other conditions precedent to the Lease Commencement Date, as set forth in the Lease, as a direct, indirect, partial, or total result of:

                      5.2.1 Tenant's failure to comply with the Time Deadlines;

                      5.2.2 Tenant's failure to timely approve any matter requiring Tenant's approval;

                      5.2.3 A breach by Tenant of the terms of this Tenant Work Letter or the Lease;

                      5.2.4 Changes in any of the Construction Drawings after disapproval of the same by Landlord or because the same do not comply with Code or other applicable laws;

                      5.2.5 Tenant's request for changes in the Approved Working Drawings;

                      5.2.6 Tenant's requirement for materials, components, finishes or improvements which are not available in a commercially reasonable time given the anticipated date of Substantial Completion of the Premises, as set forth in the Lease, or which are different from, or not included in, the Standard Improvement Package;

                      5.2.7 Changes to the Base, Shell and Core required by the Approved Working Drawings as a result of changes requested by Tenant or required by any work requested by Tenant; or

                      5.2.8 Any other acts or omissions of Tenant, or its agents, or employees;

                               EXHIBIT B - Page 5

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

then, notwithstanding anything to the contrary set forth in the Lease or this Tenant Work Letter and regardless of the actual date of the Substantial Completion of the Premises, the Lease Commencement Date shall be deemed to be the date the Lease Commencement Date would have occurred if no Tenant delay or delays, as set forth above, had occurred.


                                    SECTION 6
                                    ---------

                                  MISCELLANEOUS
                                  -------------

        6.1 Tenant's Entry Into the Premises Prior to Substantial Completion. Provided that Tenant and its agents do not interfere with Contractor's work in the Building and the Premises, Contractor shall allow Tenant access to the Premises prior to the Substantial Completion of the Premises for the purpose of Tenant installing overstandard equipment or fixtures (including Tenant's data and telephone equipment) in the Premises, and, furthermore, Landlord agrees that in no event shall the Premises be deemed Ready for Occupancy prior to the date which is thirty (30) days after the date Tenant is granted such access. Prior to Tenant's entry into the Premises as permitted by the terms of this Section 6.1, Tenant shall submit a schedule to Landlord and Contractor, for their approval, which schedule shall detail the timing and purpose of Tenant's entry. Tenant shall hold Landlord harmless from and indemnify, protect and defend Landlord against any loss or damage to the Building or Premises, or damage to Tenant's furniture, fixtures or equipment, or personal property, and against injury to any persons caused by Tenant's actions pursuant to this Section 6.1.

        6.2 Elevators. To the extent the same have been installed and completed by such date, Landlord shall make the freight elevator and building elevators, reasonably available to Tenant fourteen (14) days prior to the time the premises are ready for Occupancy, in connection with initial decorating, furnishing and moving into the Premises.

        6.3 Tenant's Representative. Tenant has designated Ms. Pat Johnson as its sole representative with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Landlord, shall have full authority and responsibility to act on behalf of the Tenant as required in this Tenant Work Letter.

        6.4 Landlord's Representative. Landlord has designated Mr. Dave Welling as its sole representatives with respect to the matters set forth in this Tenant Work Letter, who, until further notice to Tenant, shall have full authority and responsibility to act on behalf of the Landlord as required in this Tenant Work Letter.

        6.5 Time of the Essence in This Tenant Work Letter. Unless otherwise indicated, all references herein to a "number of days" shall mean and refer to calendar days. In all instances where Tenant is required to approve or deliver an item, if no written notice of approval is given or the item is not delivered within the stated time period, at Landlord's sole option, at the end of such period the item shall automatically be deemed approved or delivered by Tenant and the next succeeding time period shall commence.

                               EXHIBIT B - Page 6

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        6.6 Tenant's Lease Default. Notwithstanding any provision to the contrary contained in this Lease, if an event of default as described in the Lease, or a default by Tenant under this Tenant Work Letter, has occurred at any time on or before the Substantial Completion of the Premises, then (i) in addition to all other rights and remedies granted to Landlord pursuant to the Lease, Landlord shall have the right to withhold payment of all or any portion of the Tenant Improvement Allowance and/or Landlord may cause Contractor to cease the construction of the Premises (in which case, Tenant shall be responsible for any delay in the Substantial Completion of the Premises caused by such work stoppage as set forth in Section 5 of this Tenant Work Letter), and
(ii) all other obligations of Landlord under the terms of this Tenant Work Letter shall be forgiven until such time as such default is cured pursuant to the terms of the Lease.

                               EXHIBIT B - Page 7

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                             SCHEDULE 1 TO EXHIBIT B
                             -----------------------

                                 TIME DEADLINES
                                 --------------

               Dates                                 Actions to be Performed
               -----                                 -----------------------
1.  June 1, 1998                                Tenants retention of Architect and
                                                Engineers.

2.  June 30, 1998                               Preliminary space plan to be completed
                                                by tenant and delivered to landlord.

3.  July 15, 1998                               Contractor to submit cost proposal to
                                                tenant and delivered to landlord.

4.  July 15, 1998                               Architect and Engineers commence working
                                                drawings.

5.  July 15, 1998                               Information concerning structural or
                                                underground utilities which need to be
                                                installed during shell construction.

6.  August 10, 1998                             Submittal of final working drawings to
                                                landlord for approval.

7.  August 14, 1998                             Submittal of landlord approved working
                                                drawings to City for plan check.

8.  October 30, 1998                            Receipt of all required permits.

9.  November 23, 1998                           Approval of bids from all primary
                                                subcontractors.

10. November 30, 1998                           Commencement of T. I. construction.

11. March 1, 1999                               Delivery by contractor to landlord and
                                                tenant Certificate of Substantial Completion.


                        SCHEDULE 1 TO EXHIBIT B - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                             SCHEDULE 2 TO EXHIBIT B
                             -----------------------

                                  DESIGN PLANS
                                  ------------

                                    ATTACHED
                                    --------


                            SCHEDULE 2 TO EXHIBIT B

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                     [MAP]



                        SCHEDULE 2 TO EXHIBIT B - Page 1


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                     [MAP]



                        SCHEDULE 2 TO EXHIBIT B - Page 2


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                     [MAP]



                        SCHEDULE 2 TO EXHIBIT B - Page 3


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                     [MAP]



                        SCHEDULE 2 TO EXHIBIT B - Page 4


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                             SCHEDULE 3 TO EXHIBIT B
                             -----------------------

                                 SPECIFICATIONS
                                 --------------


                                    ATTACHED
                                    --------




                             SCHEDULE 3 TO EXHIBIT B


                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                                                       SECTION 1
                                                                       SITE WORK
--------------------------------------------------------------------------------

PAVING AND CURBS
    All parking areas are to be finished in asphaltic concrete paving installed in accordance with the recommendations of the soils investigation report.

    All exterior pedestrian walkways abutting the building are to be finished in concrete paving. All transitions between pedestrian walkways, landscaping and parking/ shipping and receiving areas are to be separated by concrete curbs.

    All pavement markings and signage required by all applicable codes and ordinances will be provided.


UNDERGROUND UTILITIES
    The following underground utilities will be extended where necessary from the current location and brought to within 5 feet of the building limit:

         -- water;
         -- storm sewer;
         -- sanitary sewer;
         -- electrical;
         -- telephone.

    These services will then be connected to the building system by the relevant trade.


LANDSCAPING AND IRRIGATION
    Exterior building perimeter and parking areas to be landscaped and lit in a manner consistent with the balance of the Executive Park.

    All exterior landscaping will be served by an automatic irrigation system.


--------------------------------------------------------------------------------
Page 1                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California

                       SCHEDULE 3 TO EXHIBIT B -- PAGE 1

                                                                       SECTION 2
                                                              BUILDING INTERIORS
--------------------------------------------------------------------------------


The following areas will be built-out and equipped as set out below, as part of the shell building.


WASHROOMS
    One (4) compartment men's and one (4) compartment women's washroom will be provided per floor. They will be lit, sprinklered, ventilated, provided with hot and cold water and finished as per the following:

         -- sound insulated gypsum board walls and ceilings;
         -- ceramic tile floors and base;
         -- ceramic tile walls, (4 ft. high on wet walls only);
         -- painted ceiling and balance of walls;
         -- pre-finished steel toilet partitions and urinal screens; -- chrome, stainless steel or aluminum washroom accessories; -- plastic laminate vanities;
         -- above vanity mirrors; china fixtures.

ELECTRICAL/ TELEPHONE ROOMS
    One electrical/ telephone room will be provided per floor for the distribution of these services. It will be lit, sprinklered, ventilated and finished as per the following:

         -- painted gypsum board walls;
         -- painted concrete or vinyl composite tile floor;
         -- vinyl base.
         -- telephone equipment backboard


JANITORIAL ROOM
    One janitorial room will be provided. It will be lit, sprinklered, ventilated, provided with a janitor's sink with hot and cold water and finished as per the electrical/ telephone rooms identified above.


ELEVATOR MACHINE ROOM
    One elevator machine room will be provided. It will be lit, sprinklered, ventilated and finished as per the electrical/ telephone rooms identified above.


--------------------------------------------------------------------------------
Page 2                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California

                       SCHEDULE 3 TO EXHIBIT B -- PAGE 2

                                                                       SECTION 2
                                                              BUILDING INTERIORS
--------------------------------------------------------------------------------

STAIRS AND SHELL BUILDING CORRIDORS
    Shell building stairs and corridors will be lit and sprinklered, however, ventilation of these areas will become part of the tenant improvement package. These areas will be enclosed with gypsum board or suspended lay-in tile. All gypsum board and railings will be painted. Floors and stairs will be wood and concrete, ready to receive tenant flooring.


ELEVATOR
    One 2500 pound, 150 foot per minute, hydraulic elevator shall be provided serving two stops. Elevator doors, frames and front return panels shall be finished in baked enamel. The elevator walls shall be clad in plastic laminate covered panels and the floor finished in carpet. The ceiling will have an egg-crate louver with recessed lighting and a stainless steel wall rail will be provided in accordance with ADA requirements.


DOORS AND FRAMES
    All shell building doors and frames will be plain sliced red oak doors with Timely hollow metal frames excluding those occurring in aluminum and glass storefronts, which will be provided as part of the storefront system.


The balance of the interior of the building will be unfinished.


--------------------------------------------------------------------------------
Page 3                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California


                       SCHEDULE 3 TO EXHIBIT B -- PAGE 3

                                                                       SECTION 3
                                                               BUILDING EXTERIOR
--------------------------------------------------------------------------------

CLADDING
    The exterior cladding of the building will be comprised of painted tilt-up concrete panels, in-filled with aluminum and glass windows and storefront sections. Glass will be single glazed blue reflective; to match the glass currently installed in the balance of the Executive Park. All aluminum will be finished in a high performance colored coating.


ROOFING
    The roof will be finished in a 4 ply built-up system or equivalent with industry standard flashings and trims.


SPECIALTIES
    All building finish hardware exposed to the exterior shall be stainless steel and all interior finish hardware shall generally be chrome plated or aluminum.


    The building roof shall be accessible from a roof hatch and ladder from the inside.


--------------------------------------------------------------------------------
Page 4                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California

                       SCHEDULE 3 TO EXHIBIT B -- PAGE 4

                                                                       SECTION 4
                                                              BUILDING STRUCTURE
--------------------------------------------------------------------------------

FOUNDATION
    Building foundations and slab on grade are to be constructed of reinforced, cast-in-place concrete, on surfaces prepared in accordance with the recommendations of the soils investigation report.


BUILDING FRAME
    The building will be constructed based on the tilt-up concrete approach with a steel and timber frame.

    The second floor structure is to consist of a steel and timber framed floor system covered with a plywood and lightweight concrete or gypsum topping.



--------------------------------------------------------------------------------
Page 5                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California


                       SCHEDULE 3 TO EXHIBIT B -- PAGE 5

                                                                       SECTION 5
                                                                      MECHANICAL
--------------------------------------------------------------------------------

PLUMBING
    A complete roof drainage system will be provided. Complete plumbing services will be provided to the washrooms and janitors closet as defined in Section 2 - Building Interiors.


FIRE PROTECTION
    A complete automatic fire sprinkler system will be provided in accordance with local codes and ordinances. Sprinkler piping will be sized for one head per 168 square feet per N.F.P.A. 13 with 1" tees and plugs installed to accommodate future tenant improvement.


HVAC
    The shell building will be provided with rooftop heat pump packaged A/C units sized to provide an average of (1) ton per 350 actual s.f. They will be provided complete with supply fans, cooling and heating sections, filters, and fresh air intakes. An electronic programmable thermostat will be provided for each A/C unit. The shell building will include the mechanical shafts and vertical members; the tenant improvement will be all the distribution and horizontal members. All roof top equipment shall be installed within the limits of the shell buildings' mechanical screen.



--------------------------------------------------------------------------------
Page 6                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California

                       SCHEDULE 3 TO EXHIBIT B -- PAGE 6

                                                                       SECTION 6
                                                                      ELECTRICAL
--------------------------------------------------------------------------------

MAIN SERVICE
    A 1200 amp. 277/ 480-volt service will be installed in the 40,000 s.f. buildings and a 1600 amp. 277/ 480-volt service will be installed in the 60,000 s.f. building. Power will then be distributed to the two electrical/ telephone rooms. Complete lighting and power services will be provided to the building areas defined in Section 2 - Building Interiors.


TELEPHONE
    The conduit system from the local telephone utility will be brought to the building and distributed to the main electrical/ telephone room via a system of conduits and floor sleeves. 2- 4" diameter conduits/ sleeves will be provided to each of the electrical/ telephone rooms.



--------------------------------------------------------------------------------
Page 7                                                     Outline Specification
                                                      Irvine Oaks Executive Park
                                                              Irvine, California

                       SCHEDULE 3 TO EXHIBIT B -- PAGE 7

                                    EXHIBIT C
                                    ---------

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                           NOTICE OF LEASE TERM DATES
                           --------------------------


To: ___________________________
    ___________________________
    ___________________________
    ___________________________


        Re: Office Lease dated ____________, 19__ between ____________________, a _____________________ ("Landlord"), and
               _______________________, a _______________________ ("Tenant")
               concerning Suite ______ on floor(s) __________ of the office building located at ____________________________, Los Angeles,
               California.

Gentlemen:

        In accordance with the Office Lease (the "Lease"), we wish to advise you and/or confirm as follows:

        1. The Lease Term shall commence on or has commenced on ______________ for a term of __________________ ending on
               __________________.

        2.     Rent commenced to accrue on __________________, in the amount of
               __________________.

        3. If the Lease Commencement Date is other than the first day of the month, the first billing will contain a pro rata adjustment. Each billing thereafter, with the exception of the final billing, shall be for the full amount of the monthly installment as provided for in the Lease.

        4.     Your rent checks should be made payable to __________________ at
               __________________.

        5. The exact number of rentable/usable square feet within the Premises is ____________ square feet.


                               EXHIBIT C - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        6. Tenant's Share as adjusted based upon the exact number of usable square feet within the Premises is ________%.

                                        "Landlord":
                                        ---------------------------------------,
                                        a
                                          -------------------------------------


                                       By:
                                          -------------------------------------
                                          Its:
                                              ---------------------------------

Agreed to and Accepted
as of ____________, 19___.

"Tenant":
---------------------------------------
a
  -------------------------------------

By:
   ------------------------------------
   Its:
       --------------------------------




                               EXHIBIT C - Page 2

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    EXHIBIT D
                                    ---------

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                              RULES AND REGULATIONS
                              ---------------------

        Tenant shall faithfully observe and comply with the following Rules and Regulations. Landlord shall not be responsible to Tenant for the nonperformance of any of said Rules and Regulations by or otherwise with respect to the acts or omissions of any other tenants or occupants of the Project. In the event of any conflict between the Rules and Regulations and the other provisions of this Lease, the latter shall control.

        1. Tenant shall not alter any lock or install any new or additional locks or bolts on any doors or windows of the Premises without obtaining Landlord's prior written consent. Tenant shall bear the cost of any lock changes or repairs required by Tenant. Two keys will be furnished by Landlord for the Premises, and any additional keys required by Tenant may be obtained by Tenant at its sole cost, provided in the event any keys or locks obtained by Tenant differ from those initially provided by Landlord, Tenant shall provide, at its sole costs, duplicate keys to Landlord. Upon the termination of this Lease, Tenant shall restore to Landlord all keys of stores, offices, and toilet rooms, either furnished to, or otherwise procured by, Tenant and in the event of the loss of keys so furnished, Tenant shall pay to Landlord the cost of replacing same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such changes.

        2. All doors opening to public corridors shall be kept closed at all times except for normal ingress and egress to the Premises.

        3. In case of invasion, mob, riot, public excitement, or other commotion, Landlord reserves the right to prevent access to the Building or the Project during the continuance thereof by any means it deems appropriate for the safety and protection of life and property.

        4. The requirements of Tenant will be attended to only upon application at the management office for the Project or at such office location designated by Landlord. Employees of Landlord shall not perform any work or do anything outside their regular duties unless under special instructions from Landlord.

        5. No sign, advertisement, notice or handbill shall be exhibited, distributed, painted or affixed by Tenant on any part of the Premises or the Building without the prior written consent of the Landlord. Tenant shall not disturb, solicit, peddle, or canvass any occupant of the Project and shall cooperate with Landlord and its agents of Landlord to prevent same.

        6. The toilet rooms, urinals, wash bowls and other apparatus shall not be used for any purpose other than that for which they were constructed, and no foreign substance of any kind whatsoever shall be thrown therein. The expense of any breakage, stoppage or damage resulting from the violation of this rule shall be borne by the tenant who, or whose servants, employees, agents, visitors or licensees shall have caused same.

                               EXHIBIT D - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        7. Except for vending machines intended for the sole use of Tenant's employees and invitees, no vending machine or machines other than fractional horsepower office machines shall be installed, maintained or operated upon the Premises without the written consent of Landlord.

        8. Subject to Section 5.3 of this Lease, Tenant shall not use or keep in or on the Premises, the Building, or the Project any kerosene, gasoline or other inflammable or combustible fluid, chemical, substance or material.

        9. Tenant shall not without the prior written consent of Landlord use any method of heating or air conditioning other than that supplied by Landlord.

        10. Tenant shall not use, keep or permit to be used or kept, any foul or noxious gas or substance in or on the Premises, or permit or allow the Premises to be occupied or used in a manner offensive or objectionable to Landlord or other occupants of the Project by reason of noise, odors, or vibrations, or interfere with other tenants or those having business therein, whether by the use of any musical instrument, radio, phonograph, or in any other way. Tenant shall not throw anything out of doors, windows or skylights or down passageways.

        11. Tenant shall not bring into or keep within the Project, the Building or the Premises any animals, birds, aquariums, or, except in areas designated by Landlord, bicycles or other vehicles.

        12. No cooking shall be done or permitted on the Premises, nor shall the Premises be used for the storage of merchandise, for lodging or for any improper, objectionable or immoral purposes. Notwithstanding the foregoing, Underwriters' laboratory-approved equipment and microwave ovens may be used in the Premises for heating food and brewing coffee, tea, hot chocolate and similar beverages for employees and visitors, provided that such use is in accordance with all applicable federal, state, county and city laws, codes, ordinances, rules and regulations.

        13. The Premises shall not be used for manufacturing or for the storage of merchandise except as permitted in the Summary.

        14. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules and Regulations.

        15. Tenant, its employees and agents shall not loiter in or on the entrances, corridors, sidewalks, lobbies, courts, halls, stairways, elevators, vestibules or any Common Areas for the purpose of smoking tobacco products or for any other purpose, nor in any way obstruct such areas, and shall use them only as a means of ingress and egress for the Premises.

        16. Tenant shall store all its trash and garbage within the interior of the Premises. No material shall be placed in the trash boxes or receptacles if such material is of such nature that it may not be disposed of in the ordinary and customary manner of removing and disposing of trash and garbage in Irvine, California without violation of any law or ordinance governing such

                               EXHIBIT D - Page 2

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

disposal. All trash, garbage and refuse disposal shall be made only through entry-ways and elevators provided for such purposes at such times as Landlord shall designate.

        17. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any governmental agency.

        18. Any persons employed by Tenant to do janitorial work shall be subject to the prior written approval of Landlord, and while in the Building and outside of the Premises, shall be subject to and under the control and direction of the Building manager (but not as an agent or servant of such manager or of Landlord), and Tenant shall be responsible for all acts of such persons.

        19. No awnings or other projection shall be attached to the outside walls of the Building without the prior written consent of Landlord, and no curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord standard drapes. All electrical ceiling fixtures hung in the Premises or spaces along the perimeter of the Building must be fluorescent and/or of a quality, type, design and a warm white bulb color approved in advance in writing by Landlord. Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without the prior written consent of Landlord. Tenant shall abide by Landlord's regulations concerning the opening and closing of window coverings which are attached to the windows in the Premises, if any, which have a view of any interior portion of the Building or Building Common Areas.

        20. The sashes, sash doors, skylights, windows, and doors that reflect or admit light and air into the halls, passageways or other public places in the Building shall not be covered or obstructed by Tenant, nor shall any bottles, parcels or other articles be placed on the windowsills.

        21. Tenant must comply with requests by the Landlord concerning the informing of their employees of items of importance to the Landlord.

        22. Tenant hereby acknowledges that Landlord shall have no obligation to provide guard service or other security measures for the benefit of the Premises, the Building or the Project. Tenant hereby assumes all responsibility for the protection of Tenant and its agents, employees, contractors, invitees and guests, and the property thereof, from acts of third parties, including keeping doors locked and other means of entry to the Premises closed, whether or not Landlord, at its option, elects to provide security protection for the Project or any portion thereof. Tenant further assumes the risk that any safety and security devices, services and programs which Landlord elects, in its sole discretion, to provide may not be effective, or may malfunction or be circumvented by an unauthorized third party, and Tenant shall, in addition to its other insurance obligations under this Lease, obtain its own insurance coverage to the extent Tenant desires protection against losses related to such occurrences. Tenant shall cooperate in any reasonable safety or security program developed by Landlord or required by law.

        23. All office equipment of any electrical or mechanical nature shall be placed by Tenant in the Premises in settings approved by Landlord, to absorb or prevent any vibration, noise and annoyance.

                               EXHIBIT D - Page 3

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        24. No auction, liquidation, fire sale, going-out-of-business or bankruptcy sale shall be conducted in the Premises without the prior written consent of Landlord.

        25. No tenant shall use or permit the use of any portion of the Premises for living quarters, sleeping apartments or lodging rooms.

        Landlord reserves the right at any time to change or rescind any one or more of these Rules and Regulations, or to make such other and further reasonable Rules and Regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Premises, Building, the Common Areas and the Project, and for the preservation of good order therein, as well as for the convenience of other occupants and tenants therein. Landlord may waive any one or more of these Rules and Regulations for the benefit of any particular tenants, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of any other tenant, nor prevent Landlord from thereafter enforcing any such Rules or Regulations against any or all tenants of the Project. Tenant shall be deemed to have read these Rules and Regulations and to have agreed to abide by them as a condition of its occupancy of the Premises.


                               EXHIBIT D - Page 4

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    EXHIBIT E
                                    ---------

                           IRVINE OAKS EXECUTIVE PARK
                           --------------------------

                      FORM OF TENANT'S ESTOPPEL CERTIFICATE
                      -------------------------------------


        The undersigned as Tenant under that certain Office Lease (the "Lease") made and entered into as of ___________, 199 by and between _______________ as Landlord, and the undersigned as Tenant, for Premises on the ______________ floor(s) of the office building located at ______________, Irvine, California ____________, certifies as follows:

        1. Attached hereto as Exhibit A is a true and correct copy of the Lease and all amendments and modifications thereto. The documents contained in Exhibit A represent the entire agreement between the parties as to the Premises.

        2. The undersigned currently occupies the Premises described in the Lease, the Lease Term commenced on __________, and the Lease Term expires on
___________.

        3. Base Rent became payable on ____________.

        4. The Lease is in full force and effect and has not been modified, supplemented or amended in any way except as provided in Exhibit A.

        5. Tenant has not transferred, assigned, or sublet any portion of the Premises nor entered into any license or concession agreements with respect thereto except as follows:

        6. Tenant shall not modify the documents contained in Exhibit A without the prior written consent of Landlord's mortgagee.

        7. All monthly installments of Base Rent, all Additional Rent and all monthly installments of estimated Additional Rent have been paid when due through ___________. The current monthly installment of Base Rent is $_____________________.

        8. To Tenant's actual knowledge, All conditions of the Lease to be performed by Landlord necessary to the enforceability of the Lease have been satisfied and Landlord is not in default thereunder.

        9. No rental has been paid more than thirty (30) days in advance and no security has been deposited with Landlord except as provided in the Lease.

                               EXHIBIT E - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

        10. To Tenant's actual knowledge, As of the date hereof, there are no existing defenses or offsets that the undersigned has against Landlord.

        11. If Tenant is a corporation or partnership, each individual executing this Estoppel Certificate on behalf of Tenant hereby represents and warrants that Tenant is a duly formed and existing entity qualified to do business in California and that Tenant has full right and authority to execute and deliver this Estoppel Certificate and that each person signing on behalf of Tenant is authorized to do so.

        The undersigned acknowledges that this Estoppel Certificate may be delivered to Landlord or to a prospective mortgagee or prospective purchaser, and acknowledges that said prospective mortgagee or prospective purchaser will be relying upon the statements contained herein in making the loan or acquiring the property of which the Premises are a part and that receipt by it of this certificate is a condition of making such loan or acquiring such property.

Executed at                on the      day of            , 19  .
            --------------        ----        -----------    --

                                        "Tenant":
                                        ---------------------------------------,
                                        a
                                          --------------------------------------



                                       By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------



                                       By:
                                          --------------------------------------
                                          Its:
                                              ----------------------------------

                               EXHIBIT E - Page 2

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]

                                    EXHIBIT F
                                    ---------

                      RESERVED AND VISITORS PARKING SPACES
                      ------------------------------------




                                     [MAP]







                               EXHIBIT F - Page 1

                                                      IRVINE OAKS EXECUTIVE PARK
                                                    [Kofax Image Products, Inc.]